                                 LOAN AGREEMENT


                           Dated as of March 5, 1997


                                 by and between



                              AMBASSADOR XI, L.P.
                                  as Borrower

                                      and

                        NOMURA ASSET CAPITAL CORPORATION
                                   as Lender

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                               TABLE OF CONTENTS


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ARTICLE I                 CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II                GENERAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Section 2.1.     Amount of the Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Section 2.2.     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Section 2.3.     Security for the Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         Section 2.4.     Borrower's Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         Section 2.5.     Principal and Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         Section 2.6.     Voluntary Prepayment and Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         Section 2.7.     Mandatory Prepayment and Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
         Section 2.8.     Application of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         Section 2.9.     Method and Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         Section 2.10.    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         Section 2.11.    Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         Section 2.12.    Central Cash Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Section 2.13.    Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
         Section 2.14.    Supplemental Mortgage Affidavits  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         Section 2.15.    Securitization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

ARTICLE III               CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         Section 3.1.     Conditions Precedent to Effectiveness
                          and Disbursement of the Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         Section 3.2.     Acceptance of Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         Section 3.3.     Form of Loan Documents and Related
                          Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

ARTICLE IV                REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         Section 4.1.     Borrower Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         Section 4.2.     Survival of Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         Section 4.3.     Borrower's Knowledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

ARTICLE V                 AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         Section 5.1.     Borrower Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

ARTICLE VI                NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
         Section 6.1.     Borrower Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80

ARTICLE VII               DEFAULTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
         Section 7.1.     Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
         Section 7.2.     Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
         Section 7.3.     Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86

ARTICLE VIII              MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         Section 8.1.     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         Section 8.2.     Lender's Discretion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         Section 8.3.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         Section 8.4.     Modification, Waiver in Writing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         Section 8.5.     Delay Not a Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         Section 8.6.     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         SECTION 8.7.     TRIAL BY JURY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90


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
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         Section 8.8.     Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         Section 8.9.     Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         Section 8.10.    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         Section 8.11.    Preferences . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         Section 8.12.    Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         Section 8.13.    Remedies of Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
         Section 8.14.    Exculpation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
         Section 8.15.    Exhibits Incorporated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   94
         Section 8.16.    Offsets, Counterclaims and Defenses . . . . . . . . . . . . . . . . . . . . . . . . . . .   94
         Section 8.17.    No Joint Venture or Partnership . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   94
         Section 8.18.    Waiver of Marshalling of Assets Defense . . . . . . . . . . . . . . . . . . . . . . . . .   94
         Section 8.19.    Waiver of Counterclaim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 8.20.    Conflict; Construction of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 8.21.    Brokers and Financial Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 8.22.    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 8.23.    Estoppel Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 8.24.    Payment of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 8.25.    Bankruptcy Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 8.26.    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         Section 8.27.    Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
         Section 8.28.    Cross Collateralization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
         Section 8.29.    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
         Section 8.30.    Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99

Exhibits

  A -  Allocated Loan Amounts and Debt Service Coverage Ratios
  B -  Assignment of Agreements (Form)
  C -  Assignment of Leases and Rents (Form)
  D -  Engineering Reports
  E -  Environmental Reports
  F -  Guaranty and Indemnity Agreement
  G -  Individual Properties and Managers
  H - Manager's Consent and Subordination of Management Agreement (Form) I - Deed of Trust, Assignment of Rents, Security Agreement and Fixture
         Financing Statement with Power of Sale (Form)
  J -  Promissory Note
  K -  Collection Account Agreement (Form)
  L -  Required Debt Service Payment Certificate (Form)
  M -  Cash Collateral Account Agreement
  N -  Non-consolidation Opinion of Ballard Spahr (Form)
  O -  Financing Statements
  P -  Borrower's Estoppel Certificate
  Q -  Opinion of Ballard Spahr
  R -  Opinion of Real Estate Counsel (Colorado)
  S -  Lien Search Reports
  T -  Officer's Certificate (Form)

Schedules

  1 -  Initial Capital Requirements and Capital Reserve Amounts
  2 -  Exceptions to Representations and Warranties

                                 LOAN AGREEMENT


                 THIS LOAN AGREEMENT, made as of March 5, 1997, is by and between NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198 ("Lender") and AMBASSADOR XI, L.P., a Delaware limited partnership, having an address at 77 West Wacker Drive, 40th Floor, Chicago, Illinois 60601 ("Borrower").

                                    RECITALS

                 WHEREAS, Borrower desires to obtain a loan (the "Loan") from Lender in the amount of $21,500,000 (the "Loan Amount");

                 WHEREAS, Lender is unwilling to make the Loan unless Borrower joins in the execution and delivery of this Agreement, the Note and the other Loan Documents (all of the foregoing capitalized terms as hereinafter defined) which shall establish the terms and conditions of the Loan;

                 WHEREAS, Borrower and Lender contemplate that Lender's interest in and to the Loan may be assigned by Lender to Trustee for the benefit of Certificateholders in connection with the Securitization (all of the foregoing capitalized terms as hereinafter defined); and

                 WHEREAS, Borrower has agreed to establish certain accounts and to grant to Lender a security interest therein upon the terms and conditions of the security agreement set forth in Section 2.13;

                 NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                 Section 1.1.  Definitions.  For all purposes of this
Agreement:

                 (1) the capitalized terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

                 (2) all accounting terms have the meanings assigned to them in accordance with generally accepted accounting principles in effect on the date hereof;

                 (3) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

                 (4)  the following terms have the following meanings:

                 "AA" means Ambassador Apartments, Inc., a Maryland corporation.

                 "Account Collateral" has the meaning provided in Section
2.13(a).

                 "Accounts" means Borrower's rights to payment for goods sold or leased or for services rendered arising from the operation of the Individual Properties and not evidenced by an Instrument, including, without limitation, all accounts and accounts receivable arising from the operation of the Individual Properties, now existing or hereafter coming into existence, and all Proceeds thereof. In addition to the foregoing, the term "Accounts" shall include the meaning such term has in the New York Uniform Commercial Code.

                 "Accrued Interest" has the meaning provided in Section 2.5(b).

                 "Additional Interest Rate" means the difference between the Revised Interest Rate and interest at 8.08% per annum.

                 "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                 "Agreement" means this Loan Agreement, as the same may from time to time hereafter be modified, supplemented or amended.

                 "Allocated Loan Amount" means the portion of the Loan Amount allocated to each Individual Property as set forth in Exhibit A attached hereto, as such amounts shall be adjusted from time to time as hereinafter set forth. Upon each adjustment in the amount of Principal Indebtedness due to a regular monthly payment of principal pursuant to Section 2.5(a), each Allocated Loan Amount shall be decreased by an amount equal to the product of (i) the amount of such principal payment and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the total of all Allocated Loan Amounts prior to the adjustment to the Principal Indebtedness resulting in the recalculation of the Allocated Loan Amount. When the Principal Indebtedness is reduced as a result of Lender's receipt of Net Proceeds or Loss Proceeds with respect to a Taking or casualty affecting 100% of an Individual Property, the Allocated Loan Amount for the Individual Property with respect to which the Net Proceeds or Loss Proceeds were received shall be reduced to zero (such Allocated Loan Amount prior to being so reduced being referred to as the "Withdrawn Allocated Amount"), and each other Allocated Loan Amount shall (i) if the Withdrawn Allocated Amount exceeds the Net Proceeds or Loss Proceeds (such excess being referred to as the "Proceeds Deficiency"), be increased by an amount equal to the product of (1) the Proceeds Deficiency and (2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts other than the Withdrawn Allocated Amount or (ii) if the Net Proceeds or Loss Proceeds are greater than or equal to the Withdrawn Allocated Amount, remain unadjusted.

                 "Ambassador II" means Ambassador II, L.P., a Delaware limited partnership.

                 "Ambassador V" means Ambassador V, L.P., a Delaware limited partnership.

                 "Annual Budget" has the meaning provided in Section
5.1(Q)(vii).

                 "Approved Annual Budget" has the meaning provided in Section 5.1(Q)(vii).

                 "Assignment of Agreements" means, with respect to an Individual Property, a first priority Assignment of Management Agreement and Agreements Affecting Real Estate, in the form attached hereto as Exhibit B, dated as of the Closing Date, from Borrower, as assignor, to Lender, as assignee, collaterally assigning to Lender (to the extent set forth in the Assignment of Agreements) Borrower's interest in and to all contracts between Borrower and third parties in connection with the management and operation of the Individual Property, including, without limitation, the Management Agreement, any agreements with design professionals, all agreements, allocations and rights with all utility services affecting the Individual Property and all development agreements and Permits, as the same may hereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, and "Assignments of Agreements" means all such instruments collectively.

                 "Assignment of Leases" means, with respect to an Individual Property, a first priority Assignment of Leases and Rents, in the form attached hereto as Exhibit C, dated as of the Closing Date, from Borrower, as assignor, to Lender, as assignee, collaterally assigning to Lender Borrower's interest in and to the Leases and the Rents with respect to such Individual Property, as the same may hereafter from time to time be supplemented, amended, modified or extended by one or more agreements supplemental thereto, and "Assignments of Leases" means all such instruments collectively.

                 "AXI" means Ambassador XI, Inc., a Delaware corporation.

                 "Bank" means LaSalle National Bank or any successor bank hereafter selected by Lender in accordance with the terms hereof.

                 "Basic Carrying Costs" means the following costs with respect to the Mortgaged Property: (i) real property taxes and assessments applicable to the Individual Properties and (ii) insurance premiums for policies of insurance required to be maintained by Borrower pursuant to this Agreement or the other Loan Documents.

                 "Basic Carrying Costs Monthly Installment" means Lender's good faith estimate of 1/12th of the annual amount of Basic Carrying Costs, calculated so that a sum sufficient to pay any Basic Carrying Cost shall be in the Basic Carrying Costs Sub-Account at least 30 days prior to the due date thereof. Should the Basic Carrying Costs for the current Fiscal Year or payment period not be ascertainable at the time a monthly deposit is required to be made, the Basic Carrying Costs Monthly Installment shall be Lender's good faith estimate based on 1/12th of the aggregate Basic Carrying Costs for the prior Fiscal Year or payment period with reasonable adjustments. As soon as the Basic Carrying Costs are fixed for the current Fiscal Year or period, the next ensuing Basic Carrying Costs Monthly Installment shall be adjusted to reflect any deficiency or surplus in prior Basic Carrying Costs Monthly Installments.

                 "Basic Carrying Costs Sub-Account" means the Sub-Account of the Cash Collateral Account established and maintained pursuant to Section 2.12 relating to the payment of Basic Carrying Costs.

                 "Borrower" has the meaning provided in the first paragraph of this Agreement.

                 "Business Day" means any day other than (i) a Saturday or a Sunday, and (ii) a day on which federally insured depository institutions in
(x) New York, (y) a state in which Servicer or Bank is located or (z) the state in which the Corporate Trust Office is located are authorized or obligated by law, governmental decree or executive order to be closed.

                 "Capital Costs" means costs incurred by Borrower in connection with capital expenditures, tenant improvements and lease commissions with respect to the Mortgaged Property.

                 "Capital Reserve Amount" means $134,000 per annum which is $250 per unit and the sum of the amounts specified for each Individual Property in the Capital Reserve Amount column on Schedule 1 attached hereto.

 "Capital Reserve Monthly Installment" means an amount equal to 1/12th of the
                            Capital Reserve Amount.

                 "Capital Reserve Sub-Account" means the Sub-Account of the Cash Collateral Account established and maintained pursuant to Section 2.12 relating to the payment of Capital Costs.

                 "Cash Collateral Account" has the meaning provided in Section 2.12(b).

                 "CC Account Agreement" has the meaning provided in Section 2.13(c).

                 "Certificate" means any security issued in connection with the Securitization.

                 "Certificateholder" means the Person in whose name a Certificate is registered.

                 "Closing Date" means the date on which this Agreement shall become effective pursuant to Section 3.1.

                 "Code" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time and any successor statutes thereto and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

                 "Collateral" means, collectively, the Land, Improvements, Equipment, Rents, Accounts, General Intangibles, Instruments, Inventory, Money, Permits (to the full extent assignable) and all Proceeds, all whether now owned or hereafter acquired and all other property which is or hereafter may become subject to a Lien in favor of Lender as security for the Loan.

                 "Collateral Security Instrument" means any right, document or instrument, other than a Mortgage, given as security for the Loan (including, without limitation, the Assignments of Leases, the Assignments of Agreements and the Manager's Subordinations), as same may be supplemented, amended, extended or modified from time to time.

                 "Collection Account Agreements" has the meaning provided in
Section 2.12(b).

                 "Collection Period" means with respect to any Payment Date, the period of time commencing on and including the eleventh day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on and including the tenth day of the calendar month in which such Payment Date
occurs.   If the Closing Date shall occur prior to the tenth day of a calendar month, the first Collection Period shall commence on and include the Closing Date and end on and include the tenth day of the calendar month in which the Closing Date occurs. If the Closing Date shall occur after the tenth day of a calendar month, the first Collection Period shall commence on the Closing Date and end on and include the tenth day of the calendar month following the month in which the Closing Date occurs. If the Closing Date shall occur on the tenth day of a calendar month, the first Collection Period shall consist of a one day period consisting of the Closing Date.

                 "Condemnation Proceeds" has the meaning provided in Section 2.12(h).

                 "Contingent Obligation" means any obligation of Borrower guaranteeing any indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of Borrower, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, except indemnities required by any title insurance company in connection with the issuance of the Title Insurance Policies. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (taking into account theon-recourse or limited recourse nature of such Contingent Obligation, if applicable) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming Borrower is required to perform thereunder) as determined by Lender in good faith (taking into account the non-recourse or limited recourse nature of such Contingent Obligation, if applicable).

                 "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered.

                 "Debt Service" means, for any period, the principal, if any, and interest payments that would be due and payable in accordance with the Note and this Agreement during such period.

                 "Debt Service Coverage Ratio" means, on any calculation date, (and calculated either for an Individual Property or for the Individual Properties as a whole) the quotient obtained by dividing Net Cash Flow for the 12-month period ending on the last day of the month preceding such calculation date by the Imputed Debt Service for such period. All calculations of Debt Service Coverage Ratios shall be made by Borrower, subject to verification by Lender and an accounting firm reasonably acceptable to Lender (any "Big Six" accounting firm being deemed acceptable to Lender). The Debt Service Coverage Ratios for the Individual Properties as of the Closing Date are set forth on Exhibit A attached hereto.

                 "Debt Service Payment Sub-Account" means the Sub-Account of the Cash Collateral Account established and maintained pursuant to Section 2.12 relating to the payment of Debt Service.

                 "Deed of Trust Trustee" means each of the public trustees, if any, under the Mortgages.

                 "Default" means the occurrence of any event which, but for the giving of notice or the passage of time, or both, would be an Event of Default.

                 "Default Collateral" has the meaning provided in Section 8.14.

                 "Default Rate" means (a) during the period prior to but not including the Optional Prepayment Date, the per annum interest rate equal to the lesser of (i) the Maximum Amount and (ii) 12.08% and (b) during the period after and including the Optional Prepayment Date, the per annum interest rate equal to the lesser of (i) the Maximum Amount and (ii) the Revised Interest Rate plus 4%.

                 "Defeasance Date" has the meaning provided in Section
8.30(a)(i).

                 "Defeasance Deposit" means an amount equal to the total cost incurred or to be incurred in the purchase by Borrower of U.S. Obligations necessary to meet the Scheduled Defeasance Payments.

                 "Eligible Account" means an account that is: (i) an account maintained with a federal or state chartered depository institution or trust company, whose (x) commercial paper, short-term debt obligations or other short-term deposits are rated as at least A-1 by each Rating Agency, if the deposits in such account are to be held in such account for 30 days or less or
(y) long-term unsecured debt obligations are rated by each Rating Agency as at least AA-, if the deposits in such account are to be held in such account for more than 30 days, (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which institution or trust company is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), or (iii) an account otherwise acceptable to each Rating Agency, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates.

                 "Engineer" means (i) an engineer who prepared an Engineering Report described on Exhibit D attached hereto or (ii) any reputable Independent engineer licensed as such in the applicable state.

                 "Engineering Reports" means the property condition reports with respect to each Individual Property delivered to Lender in connection with the Loan, as described on Exhibit D attached hereto, and any amendments or supplements thereto delivered to Lender.

                 "Environmental Claim" means any written request for information by a Governmental Authority, or any written notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand or other written communication by any Person or Governmental Authority alleging or asserting liability with respect to Borrower or any Individual Property, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, Use or Release into the environment of any Hazardous Substance originating at or from, or otherwise affecting, an Individual Property, (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by Borrower or otherwise affecting an Individual Property or (iii) any alleged injury or threat of injury to health, safety or the environment by Borrower or otherwise affecting an Individual Property.

                 "Environmental Laws" means any and all applicable federal, state, local and foreign laws, rules or regulations, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as in effect as of the date hereof and as amended from time to time, relating to the protection of human health or the environment, or the Release or threatened Release of Hazardous Substances into the indoor or outdoor environment including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata or otherwise relating to the Use of Hazardous Substances.

                 "Environmental Reports" means the environmental audit reports with respect to each Individual Property delivered to Lender in connection with the Loan, as described on Exhibit E attached hereto, and any amendments or supplements thereto delivered to Lender.

                 "Equipment" means all fixtures, appliances, machinery, furniture, furnishings, decorations, tools and supplies now owned or hereafter acquired by Borrower and located upon the Land or the Improvements and used in connection with the present or future operation and occupancy of the Land and the Improvements, including, but not limited to, all beds, linen, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, hotel, restaurant and kitchen equipment, any building equipment, including, but not limited to, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, ventilating and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Borrower, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing, located upon the Land or the Improvements and used in connection with the present or future operation and occupancy of the Land and the Improvements, provided, however, that, with respect to any items which are leased and not owned by Borrower, the Equipment shall include the leasehold interest only of Borrower, together with any options to purchase any of said items and any additional or greater rights with respect to such items which Borrower may hereafter acquire.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                 "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower is a member.

                 "Event of Default" has the meaning provided in Section 7.1.

                 "Excess Cash Flow" has the meaning provided in Section
2.12(g).

                 "Finder" has the meaning provided in Section 8.21.

                 "Fiscal Year" means the 12-month period ending on December 31st of each year or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Lender (which consent shall not be unreasonably withheld).

                 "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

                 "General Intangibles" means all intangible personal property of Borrower arising out of or directly relating to the Individual Properties (other than Accounts, Rents, Instruments, Inventory, Money and Permits), including, without limitation, things in action, settlements, judgments, contract rights, rights to performance (including, without limitation, rights under warranties), refunds of real estate taxes and assessments and other rights to payment of Money, copyrights, trademarks and patents now existing or hereafter in existence. In addition to the foregoing, the term "General Intangibles" shall include the meaning such term has in the New York Uniform Commercial Code.

                 "Governmental Authority" means any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Hazardous Substance" means, collectively, (i) any petroleum or petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in drinking water, and lead-based paint, the presence, generation, use, transportation, storage or disposal of which (x) is regulated or could lead to liability under any Environmental Law or (y) is subject to notice or reporting requirements under any Environmental Law, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or any other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                 "Impositions" means all taxes (including, without limitation, all ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege, license or similar taxes), assessments (including, without limitation, to the extent not discharged prior to the date hereof, all assessments for public improvements or benefits, whether or not commenced or completed within the term of the Related Mortgage), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of an Individual Property, or any Rents and Accounts related thereto, (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon
(i) Borrower (including, without limitation, all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which such Individual Property, or any other collateral delivered or pledged to Lender in connection with the Loan, is located) or Lender, (ii) an Individual Property, or any other collateral delivered or pledged to Lender in connection with the Loan, or any part thereof or any Rents therefrom or any estate, right, title or interest therein, or
(iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with such Individual Property or the leasing or use of such Individual Property or any part thereof, or the acquisition or financing of the acquisition of such Individual Property by Borrower. Nothing contained in this Agreement shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on Lender, Servicer or any Certificateholder in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

                 "Improvements" means all improvements owned by Borrower and now or hereafter situated, placed or constructed upon the Land, including all buildings, structures and improvements of every nature whatsoever now or hereafter situated, placed or constructed upon the Land, including, but not limited to, any and all apartment buildings, houses, power plants, garages, carports, warehouses, utility sheds, workrooms, swimming pools, tennis courts, sidewalks, parking areas, drives, retaining walls, fences, gates, grating, terracing and other improvements and appurtenances thereto, and any and all additions, alterations and betterments now or hereafter situated, placed or constructed upon the Land or any part thereof, and to the extent of Borrower's interest therein, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements.

                 "Imputed Debt Service" means for any period (and calculated either for an Individual Property based on its Allocated Loan Amount or for the Individual Properties as a whole based on the Principal Indebtedness then outstanding) the aggregate amount of principal and interest payments (excluding for purposes of such calculations for the Individual Properties, as a whole, any Scheduled Defeasance Payments) that would be due and payable during the applicable period calculated using a debt constant of 8.87% per annum.

                 "Indebtedness" means the Principal Indebtedness, together with all accrued and unpaid interest thereon and all other obligations and liabilities due or to become due to Lender pursuant hereto, under the Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses payable to Lender hereunder or pursuant to the Note or any of the other Loan Documents.

                 "Indemnified Parties" has the meaning provided in Section
8.26.

                 "Indemnity Agreement" means a Guaranty and Indemnity Agreement, in the form attached hereto as Exhibit F, dated as of the Closing Date, from AXI to Lender.

                 "Independent" means, when used with respect to any Person, a Person who (i) does not have any direct financial interest or any material indirect financial interest in Borrower or in any Affiliate of Borrower, and
(ii) is not connected with Borrower or any Affiliate of Borrower as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 "Individual Property" means the Land, the Improvements and the Equipment (to the extent same shall be deemed to be fixtures) encumbered by a Related Mortgage. All of the "Individual Properties" collectively comprise the Mortgaged Property. The Individual Properties are described on Exhibit G attached hereto.

                 "Initial Capital Requirement" means $115,013, which is the sum of the amounts specified in the Engineering Reports as being necessary to complete the deferred maintenance items identified therein (as adjusted by Lender), as specified for each Individual Property on Schedule 1 attached hereto.

                 "Instruments" means all instruments, chattel paper, documents or other writing obtained by Borrower from or in connection with the operation of the Individual Properties evidencing a right to the payment of Money, including, without limitation, all notes, drafts, acceptances, documents of title, and policies and certificates of insurance, including, but not limited to, liability, hazard, rental and credit insurance, guarantees and securities, now or hereafter received by Borrower or in which Borrower has or acquires an interest pertaining to the foregoing. In addition to the foregoing, "Instruments" shall include the meaning such term has in the New York Uniform Commercial Code.

                 "Insurance Proceeds" has the meaning provided in Section
2.12(h).

                 "Insurance Requirements" means all material terms of any insurance policy required pursuant to this Agreement or a Mortgage and all material regulations and then current standards applicable to or affecting the applicable Individual Property or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over such Individual Property, or such other body exercising similar functions.

                 "Interest Accrual Period" means, with respect to a Payment Date, the period commencing on and including the 11th day of the month in which the prior Payment Date occurred (or, in the case of the first Payment Date, the Closing Date) and ending on and including the 10th day of the month in which the current Payment Date occurs; provided, however, that no Interest Accrual Period shall extend beyond the Maturity Date.

                 "Interim Servicing Agreement" means an Interim Servicing Agreement entered into by and between Lender and Servicer with respect to the servicing of the Loan, as the same may be amended from time to time.

                 "Inventory" means all goods now owned or hereafter acquired by Borrower intended for sale or lease, or to be furnished under contracts of service by Borrower in connection with the Individual Properties, including, without limitation, all inventories of food, beverages and other comestibles held by Borrower for sale or use at or from the Individual Properties, and all other such goods, wares, merchandise and materials and supplies of every nature held by Borrower for sale to or for consumption by tenants or guests of the Individual Properties and others, and all such other goods returned to or repossessed by Borrower. In addition to the foregoing, the term "Inventory" shall include the meaning such term has in the New York Uniform Commercial Code.

                 "Land" has the meaning provided in the Mortgages.

                 "Leases" means all leases and other agreements or arrangements with or assumed by Borrower as landlord affecting the use or occupancy of all or any portion of the Individual Properties now in effect or hereafter entered into (including, without limitation, lettings, subleases, licenses, concessions, tenancies and other occupancy agreements with or assumed by Borrower as landlord covering or encumbering all or any portion of the Individual Properties), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions and other rights and estates appurtenant thereto.

                 "Legal Requirements" means all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting either an applicable Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, enacted and in force as of the relevant date, and all Permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

                 "Lender" has the meaning provided in the first paragraph of this Agreement.

                 "Lien" means any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest or any other encumbrance or charge on or affecting an Individual Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances.

                 "Loan" has the meaning provided in the Recitals hereto.

                 "Loan Amount" has the meaning provided in the Recitals hereto.

                 "Loan Documents" means this Agreement, the Note, the Mortgages, the Assignments of Leases, the Assignments of Agreements, the Indemnity Agreement, the Manager's Subordinations and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrower or any Affiliate to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement, the Mortgages or the other documents listed above.

                 "Loss Proceeds" has the meaning provided in Section 2.12(h).

                 "Losses" has the meaning provided in Section 8.26.

                 "Management Agreement" means, with respect to an Individual Property, the Management Agreement entered into between the Manager and Borrower pertaining to the management of such Individual Property and in the form attached to the Manager's Subordination for such Individual Property or such other form as may be approved by Lender in Lender's reasonable discretion and "Management Agreements" means all such agreements collectively.

                 "Manager" means, with respect to an Individual Property, the Person identified on Exhibit G attached hereto or any permitted successor or assignee, as manager of an Individual Property or all of the Individual Properties, as the case may be.

                 "Manager's Subordination" means, with respect to an Individual Property, the Manager's Consent and Subordination of Management Agreement in the form attached hereto as Exhibit H, dated as of the Closing Date, executed by the Manager for such Individual Property, Borrower and Lender, and "Manager's Subordinations" means all such agreements collectively.

                 "Material Adverse Effect" means a material adverse effect upon
(i) the business or the financial position or results of operation of Borrower,
(ii) the ability of Borrower to perform, or of Lender to enforce, any of the Loan Documents or (iii) the value of (x) the Collateral taken as a whole or (y) any Individual Property.

                 "Material Contract" means any contract relating to an Individual Property which is not cancelable on 30 days' notice without penalty and which requires payment of more than $10,000 per month.

                 "Maturity Date" means March 11, 2027 or such earlier date resulting from acceleration.

                 "Maximum Amount" means the maximum rate of interest designated by applicable Legal Requirements.

                 "Money" means all of Borrower's rights, now or hereafter acquired, in moneys, cash, rights to deposit or savings accounts, credit card receipts or other items of legal tender obtained from or for use in connection with the operation of the Individual Properties.

                 "Mortgage" means, with respect to an Individual Property, a first priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Financing Statement with Power of

Sale, dated as of the Closing Date, granted by Borrower to Deed of Trust Trustee for the benefit of Lender (in substantially the form attached hereto as Exhibit I) with respect to such Individual Property as security for the Loan, as same may hereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, but shall exclude any such instrument released by Lender pursuant to Section 2.11, and "Mortgages" means all such instruments collectively.

                 "Mortgaged Property" means all the Individual Properties encumbered by the Mortgages then outstanding.

                 "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                 "NACC" has the meaning provided in Section 8.9.

                 "Net Cash Flow" means for any trailing 12 calendar month period (and calculated either for an Individual Property or for the Individual Properties as a whole) the excess, if any, of Operating Income for such period over Operating Expenses for such period, adjusted by deducting the Capital Reserve Amount (to the extent such amount has not been included in Operating Expenses).

                 "Net Proceeds" means (i) either (x) the purchase price (at foreclosure or otherwise) actually received by Lender from a third party purchaser with respect to one or more Individual Properties as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default or (y) in the event that Lender is the purchaser at foreclosure of one or more of such Individual Properties, the fair market value of such Individual Properties, as determined by Lender in good faith, or, at Borrower's request and expense, an appraiser, in either case less
(ii) all reasonable costs and expenses, including, without limitation, all attorneys' fees and disbursements and any closing costs, brokerage fees, sheriff's or marshall's commissions or the like, if applicable, incurred by Lender in connection with the exercise of such remedies; provided, however, that such costs and expenses shall not be deducted to the extent such amounts previously have been added to the Indebtedness in accordance with the terms of the Mortgages or applicable law.

                 "Note" means and refers to the promissory note, in the form attached hereto as Exhibit J, dated the Closing Date, made by Borrower to Lender pursuant to this Agreement, as such note may be modified, amended, supplemented, extended or consolidated, and any note(s) issued in exchange therefor or in replacement thereof.

                 "Officer's Certificate" means a certificate delivered to Lender by Borrower which is signed by an authorized officer of the general partner of Borrower.

                 "Operating Expense Sub-Account" means the Sub-Account of the Cash Collateral Account established and maintained pursuant to Section 2.12 relating to the payment of Operating Expenses upon the occurrence and during the continuance of an Event of Default or for the period from and after the Optional Prepayment Date.

                 "Operating Expenses" means, for any period, all expenditures by Borrower required to be expensed under GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of the Individual Properties (or of an Individual Property), including, without limitation:

                 (i) expenses in connection with the cleaning, repair and maintenance of the Individual Properties (or of an Individual Property);

                (ii) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of Borrower or any Affiliate engaged in the repair, operation and maintenance of the Individual Properties (or of an Individual Property);

               (iii) any management fees and expenses incurred with respect to the Individual Properties (or of an Individual Property);

                (iv) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and overtime services;

                 (v)  the cost of cleaning supplies;

                (vi)  Impositions (other than income taxes);

               (vii) business interruption, liability, casualty and fidelity insurance premiums (which, in the case of any policies covering more than one Individual Property, shall be allocated among the Individual Properties pro rata in proportion to the insured value of the Individual Properties covered by such policies);

              (viii) legal, accounting and other professional fees and expenses incurred in connection with the ownership and operation of the Individual Properties (or of an Individual Property) including, without limitation, collection costs and expenses;

                (ix) costs and expenses of security and security systems provided to and/or installed and maintained with respect to the Individual Properties (or an Individual Property);

                 (x)  trash removal and exterminating costs and expenses;

                (xi)  advertising and marketing costs;

               (xii) costs of environmental audits and monitoring, environmental remediation work or any other expenses incurred with respect to compliance with Environmental Laws; and

              (xiii) all other ongoing expenses which in accordance with GAAP should be included in Borrower's annual financial statements as operating expenses of the Individual Properties (or of an Individual Property).

Notwithstanding the foregoing, Operating Expenses described in more than one category listed above shall only be counted once and Operating Expenses shall not include (w) any Capital Costs, (x) depreciation, amortization and other non-cash charges, (y) any extraordinary items not normally considered an operating expense in accordance with GAAP or (z) Debt Service and other payments in connection with the Indebtedness. Operating Expenses shall be calculated on the accrual basis of accounting and in accordance with GAAP.

                 "Operating Income" means, for any period, all regular ongoing income of Borrower during such period from the Permitted Investments or the operation of the Individual Properties (or of an Individual Property), including, without limitation:

                 (i)  all amounts payable to Borrower by any Person     as Rent
         relating to the Individual Properties (or an Individual Property);

                (ii)  business interruption proceeds; and

               (iii) all other amounts which in accordance with GAAP are included in Borrower's annual financial statements as operating income of the Individual Properties (or of an Individual Property).

Notwithstanding the foregoing, Operating Income shall not include (v) any condemnation or insurance proceeds (other than business interruption proceeds or condemnation proceeds with respect to a temporary taking and, in either such case, only to the extent allocable to such period or other applicable reporting period), (w) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any portion of one or more Individual Properties, (x) any Rent attributable to a Lease prior to the date on which the actual payment of Rent is required to be made thereunder or any Lease termination payment, (y) any item of income otherwise includable in Operating Income but paid directly to a Person other than Borrower, the Manager or a Property Collection Account Bank (unless thereafter deposited in a Property Collection Account) or (z) security deposits received from tenants until forfeited. Operating Income shall be calculated on the accrual basis of accounting and in accordance with GAAP.

                "Optional Prepayment Date" means March 11, 2007.

                 "Other Borrowings" means, with respect to Borrower, without duplication (but not including the Indebtedness or any deferred fees payable in connection with the Transactions) (i) all indebtedness of Borrower for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of Borrower evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of Borrower and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of Borrower secured by a Lien on any property owned by Borrower whether or not such indebtedness has been assumed and (v) all Contingent Obligations of Borrower.

                 "Payment Date" means, for each month, the eleventh day of such month; provided, however, that for the purposes of calculating payments hereunder, but not for the purposes of calculating Collection Periods, if the eleventh day of a given month shall not be a Business Day, then the Payment Date for such month shall be the next Business Day to occur. The first Payment Date shall be March 11, 1997.

                 "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

                 "PCBs" has the meaning provided in the definition of "Hazardous Substances".

                 "Permits" means, with respect to an Individual Property, all licenses, permits, allocations, authorizations, approvals and certificates obtained by or in the name of, or assigned to, Borrower and used in connection with the ownership, operation, use or occupancy of such Individual Property, including, without limitation, building permits, business licenses, state health department licenses, food service licenses, liquor licenses, licenses to conduct business and all such other permits, licenses and rights, obtained by or in the name of, or assigned to, Borrower from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of such Individual Property.

                 "Permitted Encumbrances" means, with respect to an Individual Property, collectively, (i) the Lien created by the Related Mortgage or the other Loan Documents of record, (ii) all Liens and other matters disclosed in the Title Insurance Policies concerning such Individual Property or any part thereof, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with Section 2.06(b) of the Mortgages or other Liens being so contested, (iv) any mechanics' and materialmen's Liens deleted from the exceptions to, or affirmatively insured against collection with respect to, the Individual Property under the applicable Title Insurance Policies, any mechanics' and materialmen's Liens relating to work done by a tenant and any mechanics' and materialmen's Liens being contested in good faith and by appropriate proceedings in accordance with Section 2.06(b) of the Mortgages, (v) without limiting the foregoing, any and all governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements of an immaterial nature which may hereafter be granted by Borrower and which do not materially affect (x) the marketability of title to the Individual Property, (y) the fair market value thereof or (z) the use or operation thereof as of the Closing Date and (vi) rights of existing and future tenants, as tenants only pursuant to Leases.

                 "Permitted Investments" means any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which the funds in the Cash Collateral Account are required to be drawn, and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to Lender that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates:

              (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

             (ii)        Federal Housing Administration debentures;

            (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

             (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or otherwise acceptable to each Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or otherwise acceptable to each Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

             (vi) debt obligations with maturities of not more than 365 days and rated by each Rating Agency (or otherwise acceptable to each Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

            (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or otherwise acceptable to each Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; and

           (viii) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated "AAAm" or "AAAm-G" by S&P, or the equivalent by each other Rating Agency (or otherwise acceptable to each Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates);

             (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to Lender, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates; and

              (x) such other obligations as are acceptable as Permitted Investments to each Rating Agency, as confirmed in writing to Lender, that such obligations would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates;

provided, however, that, in the reasonable judgment of Lender, such instrument continues to qualify as a "cash flow investment" within the meaning of Code Section 860G(a)(6) earning a passive return in the nature of interest and provided further that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

                 "Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                 "Plan" means an employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                 "Principal Indebtedness" means the Loan Amount, initially, as adjusted by each increase or decrease in the principal amount of the Loan outstanding, whether as a result of prepayment or otherwise.

                 "Proceeds" means all of Borrower's rights, now or hereafter acquired, in all proceeds, Rents, profits, products, Accounts, chattel paper, deposit accounts, Instruments, Equipment, Inventory, consumer goods, farm products, documents, General Intangibles and other proceeds whether cash or non-cash, movable or immovable, tangible or intangible (including Insurance Proceeds and Condemnation Proceeds) from the Collateral, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Collateral and all income, gain, credit, distributions and similar items from or with respect to the Collateral. In addition to the foregoing, "Proceeds" shall also include the meaning as such term has in the New York Uniform Commercial Code.

                 "Proceeds Deficiency" has the meaning provided in the definition of "Allocated Loan Amount".

                 "Property Collection Accounts" has the meaning provided in
Section 2.12(a).

                 "Property Collection Account Bank" means the applicable bank for each Individual Property and any successor bank hereafter selected by Borrower and approved by Lender in accordance with the terms hereof.

                 "Rating Agencies" means Fitch Investors Service, L.P., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Standard & Poor's Ratings Services or any successor thereto, and any other nationally recognized financial rating agency which may hereafter be engaged by Lender, or its designees, to rate the Certificates.

                 "Recourse Distributions" has the meaning provided in Section 8.14.

                 "Related Mortgage" means, with respect to a particular Individual Property, the Mortgage encumbering such Individual Property.

                 "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                 "Release Price" has the meaning provided in Section 2.7(a).

                 "Remedial Work" has the meaning provided in Section 5.1(D)(i).

                 "REMIC" means "real estate mortgage investment conduit" for federal income tax purposes.

                 "REMIC Trust" means a trust fund created in connection with the Securitization for which a REMIC election is made under the Code.

                 "Rents" means all rents (whether denoted as base rent, advance rent, minimum rent, percentage rent, additional rent, reimbursements or otherwise), issues, income, royalties, profits, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), termination fees, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent to Borrower, any award made hereafter to Borrower in any court proceeding involving any tenant, lessee, licensee or concessionaire under any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time due to Borrower under the Leases, including, without limitation, (i) rights to payment earned under the Leases, (ii) any payments or rights to payment with respect to facilities in any way contained within or associated with the Individual Properties, and
(iii) all other income, consideration, issues, accounts, profits or benefits of any nature arising from the possession, use and operation of the Individual Properties.

                 "Required Debt Service Payment" has the meaning provided in
Section 2.12(f).

                 "Revised Interest Rate" means the per annum rate equal to the greater of (i) 13.08% and (ii) the Treasury Rate on the Optional Prepayment Date plus 6.60%.

                 "Scheduled Defeasance Payments" means:

                 (a) with respect to a defeasance of the Loan in whole pursuant to Section 2.6, payments on or prior to, but as close as possible to, (i) each scheduled Payment Date, after the Defeasance Date and through and including the Payment Date immediately preceding the Optional Prepayment Date, upon which interest and principal payments are required under this Agreement and in amounts equal to the scheduled payments due on such dates under this Agreement and (ii) the Optional Prepayment Date, of the Principal Indebtedness and any accrued and unpaid interest thereon;

                 (b) with respect to any defeasance of the Loan in part pursuant to Section 2.6, payments on or prior to, but as close as possible to, (i) each scheduled Payment Date, after the Defeasance Date through and including the Payment Date immediately preceding the Optional Prepayment Date, of a proportionate share (based on the percentage of outstanding principal prior to the defeasance represented by the amount of principal defeased) of the monthly installments of principal and interest as provided in Section
         2.5(a) and (ii) the Optional Prepayment Date, of the unpaid portion of the amount of the principal so defeased and any accrued and unpaid interest thereon; or

                 (c) with respect to any defeasance of a portion of the Loan pursuant to Section 2.7(a), payments on or prior to, but as close as possible to, (i) each scheduled Payment Date, after the Defeasance Date through and including the Payment Date immediately preceding the Optional Prepayment Date, of a proportionate share (based on the percentage of outstanding principal prior to the defeasance represented by the Release Price) of the monthly installments of principal and interest as provided in Section 2.5(a) and (ii) the Optional Prepayment Date, of the unpaid portion of the Release Price and any accrued and unpaid interest thereon.

                 "Securitization" has the meaning provided in Section 2.15.

                 "Securitization Closing Date" means the date on which the Securitization is effected.

                 "Securitization Expense Reserve Amount" means $53,750.

                 "Securitization Expense Sub-Account" means the Sub-Account of the Cash Collateral Account established and maintained pursuant to Section 2.12 relating to the payment of Lender's third party fees and expenses in connection with the Securitization.

                 "Security Agreement" has the meaning provided in Section 8.30(a)(vi)(A).

                 "Security Deposit Accounts" has the meaning provided in
Section 2.12(a).

                 "Servicer" means AMRESCO Management, Inc., any Person appointed as servicer in connection with the Securitization or such Person's successor as servicer.

                 "Single-Purpose Entity" means a Person, other than an individual, which (i) is formed or organized solely for the purpose of holding, directly or indirectly, an ownership interest in the Mortgaged Property, (ii) does not engage in any business unrelated to the Mortgaged Property, (iii) does not have any assets other than those related to its interest in the Mortgaged Property or any indebtedness other than as permitted by this Agreement, the Mortgages or the other Loan Documents, (iv) has its own separate books and records and has its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (v) if a corporation, at all times has an Independent director selected by AA and reasonably acceptable to Lender, (vi) does not commingle its assets with the assets of any other Person, (vii) does not guarantee the obligations of any other Person and (viii) holds itself out as being a Person separate and apart from any other Person.

                 "Sub-Account" has the meaning provided in Section 2.12(c).

                 "Survey" means a certified title survey of an Individual Property prepared by a registered Independent surveyor reasonably satisfactory to Lender and the company issuing the Title Insurance Policy for that Individual Property.

                 "Taking" means a taking or voluntary conveyance during the term hereof of all or part of an Individual Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting an Individual Property or any portion thereof.

                 "Tax Fair Market Value" means the fair market value of an Individual Property, and (x) shall not include the value of any personal property or other property that is not an "interest in real property" within the meaning of Treasury Regulation Section Section 1.860G-2 and 1.856-3(c), and
(y) shall be reduced by the "adjusted issue price" (within the meaning of Code
Section 1272(a)(4)) of any indebtedness, other than the Loan, secured by a Lien affecting the Individual Property, which Lien is prior to or on a parity with the Lien created under the Related Mortgage.

                 "Title Insurance Policies" means the loan policies of title insurance issued by First American Heritage Title Insurance Company with respect to each Individual Property and insuring the Lien in favor of Lender created by the Related Mortgage, subject only to the Permitted Encumbrances for that Individual Property and containing such endorsements and affirmative assurances as Lender shall reasonably require.

                 "Transaction Costs" means the balance of the fee payable to the Finder as described in Section 8.21 and, subject to the limitations set forth in Sections 2.15 and 8.24, all other costs and expenses paid or payable by Borrower relating to the Transactions.

                 "Transactions" means each of the transactions contemplated by the Loan Documents.

                 "Transfer" means any transfer, sale, assignment or conveyance of an Individual Property.

                 "Treasury Rate" means the yield calculated by linear interpolation (rounded to three decimal places) of the yields of United States Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of noncallable United States Treasury obligations having maturities as close as possible to the Maturity Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15 -- Selected Interest Rates under the heading U.S. Governmental Security/ Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

                 "Treasury Regulations" means the U.S. Department of Treasury regulations issued pursuant to the Code in temporary or final form.

                 "Trustee" means any Person appointed as trustee in connection with the Securitization or its successor in interest.

                 "UCC Searches" has the meaning provided in Section 3.1(F).

                 "Use" means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation to or from the property of such Person of such Hazardous Substance.

                 "U.S. Obligations" means non-callable direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America.

                 "Withdrawn Allocated Amount" has the meaning provided in the definition of "Allocated Loan Amount".

                                   ARTICLE II

                                 GENERAL TERMS

                 Section 2.1. Amount of the Loan. On the Closing Date, subject to the terms and conditions of this Agreement, Lender shall lend to Borrower the Loan Amount. After any Principal Indebtedness is repaid, Lender shall have no obligation to re-advance the amount repaid.

                 Section 2.2. Use of Proceeds. Proceeds of the Loan shall be used for the following purposes: (a) to repay all existing indebtedness on the Mortgaged Property, and all related costs and expenses of such repayment, (b) to fund the Capital Reserve Sub-Account in the amount of the Initial Capital Requirement, to fund the initial deposit to the Basic Carrying Costs Sub-Account and to fund the Securitization Expense Sub-Account in the amount of the Securitization Expense Reserve Amount and (c) to pay to the Finder the Finder's fee and to pay or reimburse all other Transaction Costs payable by Borrower. Any proceeds in excess of the amounts described in clauses (a), (b) and (c) may be used by Borrower for any lawful purpose.

                 Section 2.3. Security for the Loan. The Note and Borrower's obligations hereunder and under the other Loan Documents shall be secured by
(a) the Mortgages, (b) the Assignments of Leases, (c) the Assignments of Agreements, (d) the Indemnity Agreement and (e) the security interests and Liens granted in this Agreement and in the other Loan Documents.

                 Section 2.4. Borrower's Note. (a) Borrower's obligation to pay the principal of and interest on the Loan shall be evidenced by the Note, duly executed and delivered by Borrower. The Note shall be payable as to principal and interest as specified in this Agreement, with a final maturity on the Maturity Date. All outstanding Indebtedness shall be paid by Borrower on the Maturity Date.

                 (b) Lender is hereby authorized, at its option, (i) to endorse on a schedule attached to the Note (or on a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and amount of each payment of principal and interest, and/or (ii) to record the Allocated Loan Amounts and such payments in its books and records. Such schedule and/or such books and records, as the case may be, shall, absent manifest error, constitute prima facie evidence of the accuracy of the information contained therein.

                 Section 2.5.  Principal and Interest.

                 (a) On the Payment Date on March 11, 1997 a payment of interest only on the Note shall be made for the first Interest Accrual Period, calculated at a rate of 8.08% per annum and computed on the actual number of days elapsed, based on a 360-day year (i.e., interest for each day during which any part of the Loan is outstanding shall be computed at said rate divided by
360). Commencing with the Payment Date on April 11, 1997, and on each and every Payment Date thereafter, the principal of and interest on the Note shall be payable in equal monthly installments of $158,960.07, which payment is based on an interest rate of 8.08% and a 360-month amortization schedule. For each Interest Accrual Period, interest at a rate of 8.08% per annum shall be computed on the actual number of days elapsed, based on a 360-day year (i.e., interest for each day during which any part of the Loan is outstanding shall be computed at said rate divided by 360) and the remaining amount of the monthly installment shall be applied to principal. Upon a prepayment pursuant to
Section 2.7(b) or 2.12(i), the amount of the monthly installment will be reduced proportionately (based on the percentage of outstanding principal prior to the prepayment represented by the amount of principal prepaid).

                 (b) Commencing on the Optional Prepayment Date, in addition to the interest described in Section 2.5(a), interest shall also accrue on the Principal Indebtedness at the Additional Interest Rate and on the Accrued Interest, if any, at the Revised Interest Rate. Commencing on April 11, 2007, and on each and every Payment Date thereafter, in addition to the payments described in Section 2.5(a), 100% of the amount of Excess Cash Flow attributable to the Mortgaged Properties for the calendar month preceding the calendar month in which such Payment Date occurs shall be due and shall be applied, first, to the Principal Indebtedness until reduced to zero, second, to currently accruing interest described in the prior sentence of this Section 2.5(b), and, third, to the Accrued Interest, if any. To the extent Excess Cash Flow is insufficient to pay the interest payments described in the first sentence of this Section 2.5(b) on any Payment Date, such interest shall be deferred and added to any interest previously deferred pursuant to this sentence and remaining unpaid (the "Accrued Interest"). Amounts payable pursuant to this Section 2.5(b) shall not be included in determinations of Required Debt Service Payments, nor shall failure to pay interest or Accrued Interest pursuant to this Section 2.5(b) constitute an Event of Default or give rise to interest at the Default Rate or late payment premiums.

                 (c) The entire outstanding principal balance of the Loan (including, without limitation, any Accrued Interest), together with all accrued but unpaid interest thereon, shall be due and payable to Lender on the Maturity Date. In addition, if, prior to the Optional Prepayment Date, the Loan has been accelerated based on an Event of Default described in Section 7.1(i), (iii), (iv), or (v) or an Event of Default arising from Borrower's fraud or willful misconduct, there shall also be due and payable to Lender on the Maturity Date an amount equal to the excess, if any, of (i) the amount of a Defeasance Deposit for the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments described in clause (a) of the definition of "Schedule of Defeasance Payments" over (ii) the Principal Indebtedness.


                 (d) During the continuance of an Event of Default, the entire outstanding principal balance of the Loan will bear interest at the Default Rate. In addition, a late payment premium of five percent of any principal or interest payment not paid on the Payment Date therefor shall be due with any such late payment.

                 Section 2.6. Voluntary Prepayment and Defeasance. The Loan may not be prepaid or defeased in whole or in part during the period commencing on the Closing Date through and including the first to occur of (x) the second anniversary of the

Securitization Closing Date and (y) the third anniversary of the Closing Date. After the second anniversary of the Securitization Closing Date or the third anniversary of the Closing Date, whichever first occurs, and prior to the Optional Prepayment Date, Borrower may voluntarily defease the Loan in whole or in part as provided in Section 8.30. On or after the Optional Prepayment Date, Borrower may voluntarily prepay the Loan in whole or in part, without defeasance, premium or penalty, on any Payment Date. The Loan may also be prepaid or defeased as described in Section 2.7.

                 Section 2.7. Mandatory Prepayment and Defeasance. (a) Borrower may Transfer any Individual Property only at any time after the first to occur of (x) the second anniversary of the Securitization Closing Date and
(y) the third anniversary of the Closing Date; provided, however, that (i) no Event of Default shall have occurred and be continuing, (ii) the Debt Service Coverage Ratio of the remaining Individual Properties (considered as a whole) immediately after the Transfer would not be less than the greater of (x) the Debt Service Coverage Ratio of all Individual Properties (including the Individual Property to be transferred) (considered as a whole) calculated immediately prior to the Transfer or (y) the Debt Service Coverage Ratio of all Individual Properties (including the Individual Property to be transferred) (considered as a whole) in effect on the Closing Date, (iii) Lender shall have received an Officer's Certificate certifying that the Principal Indebtedness, after deducting the Release Price, will not, on the related Defeasance Date, exceed 125% of the sum of the Tax Fair Market Values of the remaining Individual Properties as of the Securitization Closing Date, (iv) Lender shall have received from Borrower financial statements, calculations and other backup information with respect to the matters in clauses (ii) and (iii) above, all in form and substance reasonably satisfactory to Lender and accompanied by an Officer's Certificate stating that such statements, calculations and information are true, correct and complete in all material respects, and (v) upon the date of the consummation of any such Transfer (which must be the Defeasance Date), Borrower shall defease a principal portion of the Loan in an amount equal to 125% of the Allocated Loan Amount for such Individual Property (the "Release Price") pursuant to Section 8.30. If Borrower satisfies all of the conditions set forth above other than the condition contained in clause (ii), Borrower shall have the right to satisfy such condition by increasing the Release Price by the amount required for such condition to be satisfied. On or after the Optional Prepayment Date, the conditions of this Section 2.7(a) shall apply to a Transfer of any Individual Property, except that clause (v) will be modified as follows: "(v) upon the date of the consummation of any such Transfer (which must be a

Payment Date), Borrower shall prepay a principal portion of the Loan in an amount equal to 125% of the Allocated Loan Amount for such Individual Property (the "Release Price"), without premium or penalty, and pay an amount equal to the product of (x) the Accrued Interest and (y) a percentage equal to the Release Price divided by the Principal Indebtedness."

                 (b) If Borrower is required by Lender under the provisions of a Mortgage to prepay the Loan or any portion thereof in the event of damage, destruction or a Taking of an Individual Property, Lender or Servicer shall prepay a portion of the Loan by advancing the Loss Proceeds from the Cash Collateral Account and applying such Loss Proceeds to (i) principal up to the Release Price for such Individual Property and (ii) either (x) interest on such principal amount to the immediately succeeding Payment Date or (y) accrued interest on such principal amount, if such payment is made on a Payment Date. Any Loss Proceeds remaining after such application shall be released to Borrower.

                 (c) Upon prepayment of the Loan in full, Borrower shall pay to Lender, in addition to the amounts specified in Section 2.6 or this
Section 2.7, as applicable, any other amounts then due and payable to Lender pursuant to the Loan Documents. All prepayments made pursuant to Section 2.6 or this Section 2.7 shall be applied in accordance with the provisions of
Section 2.8.

                 Section 2.8. Application of Payments. All proceeds (including any Net Proceeds) of any repayment, including prepayments, of the Loan shall be applied to pay: first, any reasonable out-of-pocket costs and expenses of Lender (including the fees and charges of the Bank) with respect to such repayment; second, any currently accruing interest then payable with respect to the Loan or the portion thereof being repaid (excluding any interest at the Additional Interest Rate or the Revised Interest Rate); third, the outstanding principal amount of the Loan or the portion thereof being repaid; fourth, currently accruing interest at the Additional Interest Rate or the Revised Interest Rate then payable; fifth, Accrued Interest; and sixth, any other amounts due and owing under the Loan Documents. Any partial prepayment of principal made pursuant to Section 2.5(b) shall be applied to principal payments thereafter required in the inverse order of their maturity and the payments described in Section 2.5(a) shall not be changed. After and during the continuance of an Event of Default, proceeds may be applied in any order in the sole discretion of Lender.

                 Section 2.9. Method and Place of Payment. (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 12:00 noon, New York City time, on the date when due and shall be made in lawful money of the United States of America in federal or other immediately available funds to an account specified to Borrower by Lender in writing, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

                 (b) All payments made by Borrower hereunder, or by Borrower under the other Loan Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims.

                 Section 2.10. Taxes. All payments made by Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (other than taxes imposed on the income of Lender).

                 Section 2.11. Release of Collateral. (a) Notwithstanding any other provision of this Agreement or any other Loan Document, upon a prepayment with respect to any Individual Property as described in Section 2.03(d) of the Mortgages or Section 2.12(i) or a defeasance or prepayment with respect to any Individual Property as described in Section 2.7(a), Lender shall, simultaneously with such payment, release the Lien of the Related Mortgage and the related Assignment of Leases, Assignment of Agreements and UCC-1 financing statements and any other Liens in favor of Lender relating to such Individual Property and shall release to Borrower any portion of the Sub-Accounts relating to such Individual Property. Lender shall cooperate with Borrower to make release documents available through escrow or other arrangements reasonably satisfactory to Lender that do not delay release of its Liens.

                 (b) If, in connection with a Taking or casualty, Lender receives Loss Proceeds with respect to any Individual Property in an amount equal to or exceeding the sum of the Allocated Loan Amount for such Individual Property and accrued and unpaid interest thereon and applies such Loss Proceeds to reduce the Indebtedness in accordance with Section 2.7(b), or, if the Loss Proceeds are less than such sum, but the Loss Proceeds together with a cash payment to Lender from Borrower equal the sum of the Allocated Loan Amount for such Individual Property and accrued and unpaid interest thereon, Lender shall simultaneously with such application release the Lien of the Related Mortgage and related Assignment of Leases, Assignment of Agreements and UCC-1 financing statements and any other Liens in favor of Lender relating to such Individual Property and shall release to Borrower any portion of the Sub-Accounts relating to such Individual Property.

         (c) Upon repayment of the Loan and all other amounts due hereunder and under the Loan Documents in full in accordance with the terms hereof and thereof or defeasance of the Loan in whole as described in Section 8.30, Lender shall release its Liens with respect to all Collateral, provided, however, that Lender shall have no obligation to release any Lien with respect to Collateral on or prior to the first to occur of (i) the second anniversary of the Securitization Closing Date and (ii) the third anniversary of the Closing Date except as provided in Section 2.03(d) of the Mortgages, Section 2.11(b) or
Section 2.12(i). Lender shall cooperate with Borrower to make release documents available through escrow or other arrangements reasonably satisfactory to Lender that do not delay release of its Liens.

         Section 2.12. Central Cash Management. (a) Property Collection and Security Deposit Accounts. Borrower hereby acknowledges and agrees that all of the Rents (other than security deposits from tenants), Money and Proceeds received from Accounts derived from the Individual Properties shall be utilized
(i) to fund the Basic Carrying Costs Sub-Account to the extent required pursuant to Section 2.12(g)(i), (ii) to pay all amounts to become due and payable under the Note by funding the Debt Service Payment Sub-Account to the extent required pursuant to Section 2.12(g)(ii), (iii) to fund the Capital Reserve Sub- Account to the extent required pursuant to Section 2.12(g)(iii),
(iv) to pay all Operating Expenses or, upon the occurrence and during the continuance of an Event of Default or for the period from and after the Optional Prepayment Date, to fund the Operating Expense Sub-Account to the extent required pursuant to Section 2.12(g) and (v) for other purposes, all as more fully described in Section 2.12(g). Borrower shall open and maintain at each Property Collection Account Bank a demand deposit account (the "Property Collection Accounts") and a second demand deposit account that is fully segregated and distinct from the Property Collection Account (the "Security Deposit Accounts"). The Property Collection Accounts and the Security Deposit Accounts shall each be assigned a separate and unique identification number by the Property Collection Account Banks and shall be opened and maintained in the name "Nomura Asset Capital Corporation as Mortgagee of Ambassador XI, L.P.". All payments constituting Rent (other than security deposits from tenants) or made with respect to Accounts received by Borrower or a Manager shall be endorsed and deposited within one Business Day after the day received directly into the applicable Property Collection Account. All security deposits shall be paid to the Manager for the applicable Individual Property. Each Manager shall collect all security deposits with respect to the Individual Property managed by it and shall endorse all checks and deposit all such funds within one Business Day after the day received directly into the applicable Security Deposit Account. Borrower shall notify Lender of any security deposits held as letters of credit and, upon Lender's request, such letters of credit shall be delivered to Lender or its designee. Borrower may designate a new financial institution to serve as a Property Collection Account Bank hereunder as provided in Section 2.13(l). Borrower shall have no right of withdrawal from the Property Collection Accounts or the Security Deposit Accounts except that, prior to a Property Collection Account Bank's receipt of notice of the occurrence of an Event of Default from Lender or Servicer (given at the request of Lender on Lender's behalf), Borrower may withdraw funds from the Security Deposit Accounts as permitted pursuant to the Collection Account Agreements. If Borrower receives funds from the Security Deposit Account or from letters of credit or other instruments held in lieu of cash security deposits, then, except as provided in the Collection Account Agreements with respect to funds to be refunded to tenants, such funds shall be deposited in the applicable Property Collection Account on the day received.

         (b) Cash Collateral Account. Pursuant to the Collection Account Agreements executed by each Property Collection Account Bank (the "Collection Account Agreements") in substantially the form attached hereto as Exhibit K, each Property Collection Account Bank has agreed to transfer on a daily basis all funds deposited in its Property Collection Account to account no. 677715708 at the 135 South LaSalle Street, Chicago, Illinois branch of the Bank entitled "Nomura Asset Capital Corporation as Mortgagee of Ambassador XI, L.P." (the "Cash Collateral Account"). Lender may elect to change the financial institution at which the Cash Collateral Account shall be maintained; provided, however, that Lender shall give Borrower and each Property Collection Account Bank not fewer than 30 days' prior notice of each change and the financial institution to which the Cash Collateral Account may be transferred shall be subject to Borrower's reasonable approval. The Cash Collateral Account shall at all times be an Eligible Account. Borrower has established the Cash Collateral Account in the name of Lender, and the Cash Collateral Account shall be under the sole dominion and control of Lender and Servicer, acting on Lender's behalf. Borrower shall have no right of withdrawal in respect of the Cash Collateral Account.

         (c) Establishment of Sub-Accounts. The Cash Collateral Account shall contain the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account, the Capital Reserve Sub-Account, the Securitization Expense Sub-Account and the Operating Expense Sub-Account each of which accounts (individually, a "Sub-Account" and collectively, the "Sub- Accounts") shall be either a separate Eligible Account to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Agreement or a ledger entry under the Cash Collateral Account.

         (d) Permitted Investments. Upon the request of Borrower which request may be made one time per month, Lender shall direct the Bank to invest and reinvest any balance in the Cash Collateral Account from time to time in Permitted Investments as instructed by Borrower; provided, however, that (i) if Borrower fails to so instruct Lender, or upon the occurrence of an Event of Default, Lender or Servicer, on Lender's behalf, may direct the Bank to invest and reinvest such balance in Permitted Investments as Lender or Servicer, on Lender's behalf, shall determine in its sole discretion, (ii) the maturities of the Permitted Investments on deposit in the Cash Collateral Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from the applicable Sub-Accounts must be made, (iii) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Lender or its designee, and (iv) no Permitted Investment shall be made unless Lender or its designee shall retain a perfected first priority Lien in such Permitted Investment securing the Indebtedness and all filings and other actions necessary to ensure the validity, perfection, and priority of such Lien have been taken. It is the intention of the parties hereto that the entire amount deposited in the Cash Collateral Account (or as much thereof as Lender or Servicer, on Lender's behalf, may reasonably arrange to invest) shall at all times be invested in Permitted Investments, and that the Cash Collateral
Account shall be a so-called "zero balance" account. All funds in the Cash Collateral Account that are invested in a Permitted Investment are deemed to be held in the Cash Collateral Account for all purposes of this Agreement and the other Loan Documents. Except as provided in Section 2.13(g), neither Lender nor any of its agents, including Servicer, shall have any liability for any loss in investments of funds in the Cash Collateral Account that are invested in Permitted Investments (unless invested contrary to Borrower's request prior to an Event of Default) and no such loss shall affect Borrower's obligation to fund, or liability for funding, the Cash Collateral Account and each Sub-Account, as the case may be. Borrower agrees that Borrower shall include all such earnings on the Cash Collateral

Account as income of Borrower for federal and applicable state tax purposes.

         (e) Interest on Accounts. All interest paid or other earnings on the Permitted Investments made hereunder shall be for the benefit of Borrower and shall be deposited into the Cash Collateral Account and shall be subject to allocation and distribution like any other monies deposited therein.

         (f) Payment of Debt Service, Basic Carrying Costs and Capital Costs. On or before the eleventh day of each month during the term of the Loan, Lender shall notify Borrower of the Debt Service, excluding any Scheduled Defeasance Payments pursuant to Section 8.30, that will be payable to Lender on the Payment Date in the next calendar month (the "Required Debt Service Payment"). Not later than three Business Days before each Payment Date during the term of the Loan, Lender or Servicer shall deliver to Borrower a certificate in the form attached hereto as Exhibit L, setting forth (i) the Required Debt Service Payment for such Payment Date and (ii) whether sufficient funds exist in the Cash Collateral Account to fund the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account and the Capital Reserve Sub-Account in the required amounts. If any such certificate states that the funds then allocated to the Sub-Accounts are less than the amount of funds which are required to be on deposit therein on such Payment Date, Borrower shall be obligated to deposit funds (in addition to Rents, Money and Proceeds received from Accounts) into the Cash Collateral Account in the amount of such deficiency, and failure to make such deposit by 12:00 noon, New York City time, on such Payment Date shall be an Event of Default hereunder.

             (i) Payment of Basic Carrying Costs. At least ten Business Days prior to the due date of any Basic Carrying Cost and not more frequently than once each month with respect to each such Basic Carrying Cost, Borrower shall notify Lender and Servicer in writing and request that Lender or Servicer pay such Basic Carrying Cost on behalf of Borrower on or prior to the due date thereof or inform Lender and Servicer that Borrower is contesting such Basic Carrying Cost in accordance with Section 2.06(b) of the Related Mortgage. Together with each such notice, Borrower shall furnish Lender and Servicer with copies of bills and other documentation as may be reasonably required by Lender or Servicer to establish that such Basic Carrying Cost is then due or is being properly contested pursuant to
         Section 2.06(b) of the Related Mortgage. Unless such Basic Carrying Cost is being so contested, Lender or Servicer shall make such payments on behalf of Borrower out of the Basic Carrying Cost Sub-Account before same shall be due to the extent that there are funds available in the Basic Carrying Cost Sub-Account and Lender and Servicer have received appropriate documentation to establish the amount(s) due and the due date(s). Borrower may pay Basic Carrying Costs directly and request reimbursement therefor from the Basic Carrying Costs Sub-Account upon presentation of evidence of payment reasonably satisfactory to Lender or Servicer.

             (ii)  Payment of Debt Service.  At or before 12:00 noon, New
         York City time, on each Payment Date during the term of the Loan, Lender shall transfer from the Debt Service Payment Sub-Account to its account an amount equal to the Required Debt Service Payment for such Payment Date or, if Servicer has been appointed, Servicer shall transfer from the Debt Service Payment Sub-Account an amount equal to the Required Debt Service Payment for such Payment Date to the account of Servicer established under the Interim Servicing Agreement or, if after the Securitization Closing Date, under any pooling and servicing agreement executed in connection with the Securitization. Borrower shall be deemed to have timely made the Required Debt Service Payment pursuant to Section 2.9 (and no Default Rate interest or late payment premium shall be imposed thereon) regardless of the time Servicer makes such transfer as long as sufficient funds are then on deposit in the Debt Service Payment Sub-Account.

            (iii) Payment of Capital Costs. Not more frequently than once each Collection Period and provided that no Event of Default has occurred and is continuing, upon Borrower's written request Lender or Servicer shall transfer funds to Borrower then allocated to the Capital Reserve Sub-Account for payment of Capital Costs. Together with each such request, Borrower shall furnish Lender and Servicer with an Officer's Certificate detailing the work performed, certifying the completion thereof in a good and workmanlike manner and certifying that the attached invoices relate to the work performed and have been paid or will be paid from the funds transferred pursuant to such request. In addition, Borrower will submit such other documentation as may be reasonably required by Lender or Servicer to establish that such Capital Costs are then due which may include photographs of the completed work, partial lien releases with respect to the payments last made and contingent lien releases (if customary in the relevant jurisdiction) with respect to the payments to be made with the funds to be transferred to Borrower.

         (g) Monthly Funding of Sub-Accounts. During each Collection Period in the term of the Loan, funds in the Property

Collection Accounts shall be transferred to the Cash Collateral Account pursuant to the Collection Account Agreements, and Lender or Servicer shall allocate all funds then on deposit in the Cash Collateral Account among the Sub-Accounts as follows and in the following priority:

              (i) first, to the Basic Carrying Costs Sub-Account, until an amount equal to the Basic Carrying Costs Monthly Installment for the Collection Period has been allocated to the Basic Carrying Costs Sub-Account and amounts required to pay the Basic Carrying Costs due in the next succeeding Collection Period are being held in the Basic Carrying Costs Sub-Account;

             (ii) second, to the Debt Service Payment Sub-Account, until an amount equal to the Required Debt Service Payment for the Payment Date occurring in the month following the Collection Period has been allocated to the Debt Service Payment Sub-Account; and

            (iii) third, to the Capital Reserve Sub-Account, until an amount equal to the Capital Reserve Monthly Installment for the Collection Period has been allocated to the Capital Reserve Sub-Account.

Prior to the Optional Prepayment Date, provided that (i) no Event of Default has occurred and is continuing and (ii) Lender has received all financial information described in Section 5.1(Q) for the most recent periods for which the same are due, Lender agrees that in each Collection Period any amounts deposited into or remaining in the Cash Collateral Account after the minimum amounts set forth in clauses (i), (ii) and (iii) above have been allocated with respect to the Collection Period and any periods prior thereto shall be disbursed by wire transfer to Borrower as set forth in the CC Account Agreement. Borrower shall use any funds distributed to Borrower (or to Manager) from the Cash Collateral Account to first pay all Operating Expenses and then for any purpose, including, without limitation, dividends or other distributions. If an Event of Default has occurred and as long as it is continuing, if so elected by Lender, Servicer or Trustee, any amounts deposited into or remaining in the Cash Collateral Account after Lender or Servicer has
(x) allocated minimum amounts as hereinabove provided, and (y) allocated to the Operating Expense Sub-Account amounts required to pay any Operating Expenses approved by Lender, Servicer or Trustee, shall be for the account of Lender and may be withdrawn by Lender to be applied to amortize the principal amount of the Loan.

    From and after the Optional Prepayment Date, in each Collection Period, all funds in the Property Collection Accounts shall be transferred to the Cash Collateral Account and applied by Lender or Servicer as follows: (x) to the allocation to the Sub-Accounts of the minimum amounts set forth in clauses (i), (ii) and (iii), and (y) amounts required to pay Operating Expenses and Capital Costs (other than Capital Costs to be paid from funds in the Capital Reserve Sub-Account) in the Collection Period (as set forth for such period in the Approved Annual Budget or as otherwise requested by Borrower and approved by Lender in its sole discretion) shall be allocated to the Operating Expense Sub-Account and disbursed to Borrower, not more than once each Collection Period, to be used by Borrower to pay such Operating Expenses and Capital Costs. All other amounts transferred to the Cash Collateral Account in such Collection Period shall constitute "Excess Cash Flow" for such month and shall be applied to the payment of principal and interest as provided in Section 2.5(b) on the Payment Date in the next Collection Period.

         (h) Loss Proceeds. In the event of a casualty or Taking with respect to an Individual Property and unless pursuant to the Related Mortgage the proceeds, net of Borrower's reasonable collection costs approved by Lender, received under any insurance policy required to be maintained by Borrower ("Insurance Proceeds") or the proceeds, net of Borrower's reasonable collection costs approved by Lender, in respect of any Taking ("Condemnation Proceeds"), as the case may be, are to be made available to Borrower for restoration, Lender and Borrower shall cause all such Insurance Proceeds or Condemnation Proceeds (collectively, "Loss Proceeds") to be paid directly to the Cash Collateral Account whereupon Lender or Servicer, as the case may be, shall apply same to reduce the Indebtedness in accordance with Section 2.7(b). If Lender agrees or is required pursuant to the provisions hereof or of the Related Mortgage to make Loss Proceeds available for restoration, (i) all Insurance Proceeds received in respect of business interruption coverage and
(ii) any Condemnation Proceeds received in connection with a temporary Taking shall be maintained in the Cash Collateral Account, to be applied by Lender in the same manner as Rent received from Manager with respect to the operation of such Individual Property; provided, further, that in the event that the Insurance Proceeds of any such business interruption insurance policy or Condemnation Proceeds of such temporary Taking are paid in a lump sum in advance, Lender shall hold such Insurance Proceeds or

Condemnation Proceeds in a segregated interest-bearing escrow account at the Bank, shall estimate, in Lender's reasonable discretion, the number of months required for Borrower to restore the damage caused by the casualty to such Individual Property or that such Individual Property will be affected by such temporary Taking, as the case may be, shall divide the aggregate business interruption Insurance Proceeds or Condemnation Proceeds in connection with such temporary Taking by such number of months, and shall disburse from such escrow account into the Cash Collateral Account each month during the performance of such restoration or pendency of such temporary Taking such monthly installment of said Insurance Proceeds or Condemnation Proceeds. In the event that Insurance Proceeds or Condemnation Proceeds are to be applied toward restoration, Lender shall hold such funds in a segregated interest-bearing escrow account at the Bank and shall disburse same in accordance with the provisions of the Related Mortgage. If any Loss Proceeds are received by Borrower, such Loss Proceeds shall be received in trust for Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid to the Cash Collateral Account or paid to Lender to hold in a segregated interest-bearing escrow account, in each case to be applied or disbursed in accordance with the foregoing, except as provided to the contrary in Sections 2.05(e) and 2.12(c) of the Related Mortgage. Any Loss Proceeds made available to Borrower for restoration in accordance herewith, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of such restoration, shall be deposited into the Cash Collateral Account, whereupon Lender or Servicer, as the case may be, shall apply the same to reduce the Allocated Loan Amount applicable to the affected Individual Property in accordance with Section 2.7(b). Notwithstanding anything to the contrary herein or in any Mortgage, Loss Proceeds will not be made available to Borrower for restoration unless Borrower furnishes Lender with an opinion of outside counsel reasonably acceptable to Lender that any REMIC formed pursuant to the Securitization will not fail to maintain its REMIC status for federal income tax purposes as a result of making the Loss Proceeds available to Borrower for restoration.

         (i) Payment of Basic Carrying Costs. Except to the extent that Lender is obligated to pay Basic Carrying Costs from the Basic Carrying Costs Sub-Account pursuant to the terms of Section 2.12(f), Borrower shall pay all Basic Carrying Costs with respect to Borrower and each Individual Property in accordance with the provisions of the Related Mortgage, subject, however, to Borrower's rights to contest payment of same in accordance with the Related Mortgage. Borrower's obligation to pay (or cause Lender to pay) Basic Carrying Costs pursuant to this Agreement shall include, to the extent permitted by applicable law, Impositions resulting from the passage of any state, federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages, security agreements or deeds of trust or debts secured thereby or the manner of collecting such taxes so as to adversely affect Lender or any Deed of Trust Trustee with respect to any

Mortgage. (If, in the reasonable opinion of Lender, any such state, federal, municipal or other governmental law, order, rule or regulation prohibits Borrower from making, in any form or method, such payment or would penalize Lender or any Deed of Trust Trustee if Borrower makes such payment or if, in the reasonable opinion of Lender, the making of such payment might result in the imposition of interest beyond the Maximum Amount, Borrower shall prepay a portion of the Loan equal to the Allocated Loan Amount with respect to the affected Individual Property, such prepayment to be applied to the Allocated Loan Amount for such Individual Property together with (x) interest thereon to the immediately succeeding Payment Date or (y) accrued interest thereon, if such prepayment is made on a Payment Date. Such prepayment shall be made on the date that is 120 days after such change in law, and failure to pay such amounts on the date due shall be an Event of Default.) All funds deposited in the Cash Collateral Account relating to the Basic Carrying Costs shall be held by Lender pursuant to the provisions of this Agreement and shall be applied in payment of the foregoing charges when and as payable, provided that no Event of Default shall have occurred and be continuing. Should an Event of Default occur, the proceeds on deposit in the Basic Carrying Costs Sub-Account may be applied by Lender in payment of any Basic Carrying Costs for all or any portion of the Mortgaged Property as Lender in its sole discretion may determine; provided, however, that after the Securitization Closing Date Lender shall not apply the proceeds of the Basic Carrying Costs Sub-Account as aforesaid unless Lender receives notice from Servicer or becomes aware that Servicer shall not be advancing such shortfall pursuant to the terms of its pooling and servicing agreement; and provided, further, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided.

         (j) The Bank's Reliance. The Bank may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Bank may rely on notice from Lender or Servicer, on Lender's behalf, as to the occurrence of an Event of Default.

         Section 2.13. Security Agreement. (a) Pledge of Accounts. To secure the full and punctual payment and performance of all of the Indebtedness, Borrower hereby sells, assigns, conveys, pledges and transfers to Lender (and after the Securitization Closing Date to Lender or its assigns on behalf of the Certificateholders), and grants to Lender (and after the Securitization Closing Date to Lender or its assigns on behalf of the Certificateholders) a first and continuing security interest in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the "Account Collateral"):

              (i) all of Borrower's right, title and interest in the Property Collection Accounts and all Money, if any, from time to time deposited or held in the Property Collection Accounts;

             (ii) all of Borrower's right, title and interest in the Security Deposit Accounts and all Money, if any, from time to time deposited or held in the Security Deposit Accounts;

            (iii) all of Borrower's right, title and interest in the Cash Collateral Account and all Money and Permitted Investments, if any, from time to time deposited or held in the Cash Collateral Account;

             (iv) all interest, dividends, Money, Instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any of the foregoing (provided, however, that amounts transferred to Borrower's account pursuant to
         Section 2.12(g) shall not be subject to any continuing lien or security interest in favor of Lender); and

             (v)  to the extent not covered by clause (i), (ii), (iii) or
         (iv) above, all proceeds (as defined under the Uniform Commercial Code of the applicable jurisdiction) of any or all of the foregoing (provided, however, that amounts transferred to Borrower's account pursuant to Section 2.12(g) shall not be subject to any continuing lien or security interest in favor of Lender).

         (b) Representations and Covenants. Borrower represents and covenants that (i) all Rents, Money and Proceeds received from Accounts (other than tenant security deposits and other than funds received by Borrower or Manager from the Cash Collateral Account) shall be deposited into the Property Collection Accounts; (ii) there are no other accounts currently maintained and used by Borrower or any Manager for the collection of Rents or Money received from Accounts; (iii) as long as any portion of the Indebtedness is outstanding, Borrower shall not open (nor permit Manager to open) any other account for the collection of Rents, Money or Proceeds received from Accounts, other than such replacement Property Collection Accounts as may be established pursuant to
Section 2.13(l); (iv) all security deposits posted by tenants shall be deposited in the Security Deposit Accounts; (v) there are no other accounts currently maintained and used by Borrower or any Manager for the collection and management of such security deposits; and (vi) as long as any portion of the Indebtedness is outstanding, Borrower shall not open (nor permit Manager to open) any other account for the collection and management of such security deposits, other than such replacement Security Deposit Accounts as may be established pursuant to Section 2.13(l). The Property Collection Accounts and the Security Deposit Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking authority or Governmental Authority, as may now or hereafter be in effect, and to the rules, regulations and procedures of the Property Collection Account Banks relating to demand deposit accounts from time to time in effect.

         (c) Instructions and Agreements. Borrower, each Property Collection Account Bank and Lender have entered into a Collection Account Agreement. Borrower, Lender and the Bank have executed and delivered that certain Cash Collateral Account Agreement dated as of the date hereof (the "CC Account Agreement"), the form of which is attached hereto as Exhibit M. Borrower agrees that prior to the payment in full of the Indebtedness, the CC Account Agreement shall be irrevocable by Borrower without the prior written consent of Lender. The Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking authority or Governmental Authority, as may now or hereafter be in effect and the rules, regulations and procedures of the Bank relating to demand deposit accounts from time to time in effect. All statements relating to the Cash Collateral Account shall be issued by the Bank as provided in the CC Account Agreement.

         (d) Financing Statements; Further Assurances. Borrower has executed and delivered to Lender for filing a financing statement or statements in connection with the Account Collateral in the form required to properly perfect Lender's security interest in the Account Collateral to the extent that it may be perfected by such a filing. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower shall promptly execute and deliver all further instruments, and take all further action, that Lender may reasonably request, in order to perfect and protect the pledge and security interest granted or purported to be granted hereby, or to enable Lender to exercise and enforce Lender's rights and remedies hereunder, with respect to any Account Collateral.

         (e) Transfers and Other Liens. Borrower agrees that it will not sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms hereof, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Lender under this Agreement.

         (f) Servicer's Right to Perform. If Borrower fails to perform any covenant or obligation contained in this Agreement and such failure shall continue for a period of five Business Days after Borrower's receipt of written notice thereof from Servicer (or, if such covenant or obligation cannot be cured by the payment of money, Borrower has not commenced curing such failure within such period), Servicer may, but shall have no obligation to, itself perform, or cause performance of, such covenant or obligation, and the reasonable expenses of Servicer incurred in connection therewith shall be payable by Borrower to Servicer upon demand. Notwithstanding the foregoing, Servicer shall have no obligation to send notice to Borrower of any such failure unless directed to do so by Lender.

         (g) Lender's and Servicer's Reasonable Care. Beyond the exercise of reasonable care in the custody and preservation thereof, neither Lender nor Servicer shall have any duty as to any Account Collateral or any income thereon in its possession or control or in the possession or control of any agents for, or of Lender or Servicer, or the preservation of rights against any Person or otherwise with respect thereto. Each of Lender and Servicer shall be deemed to have exercised reasonable care in the custody and preservation of the Account Collateral in its possession if the Account Collateral is accorded treatment substantially equal to that which such Person accords its own property, it being understood that neither Lender nor Servicer shall be liable or responsible for (i) any loss or damage to any of the Account Collateral, or for any diminution in value thereof from a loss of, or delay in Lender's or Servicer's acknowledging receipt of, any wire transfer from the Property Collection Account Banks or (ii) any loss, damage or diminution in value by reason of the act or omission of Servicer or Lender, or Servicer's or Lender's agents, employees or bailees, except to the extent that such loss or damage or diminution in value results from such Person's gross negligence or willful misconduct or the gross negligence or willful misconduct of any such agent, employee or bailee of such Person.

         (h) Remedies. The rights and remedies provided in this Section 2.13 are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Servicer or Lender in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein.

         (i) No Waiver. Every right and remedy granted to Lender or Servicer under this Section 2.13 or by law may be exercised by Lender or Servicer at any time and from time to time, and as often as Lender or Servicer may deem it expedient. Any and all of Lender's rights with respect to the pledge and security interest granted hereunder shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding (i) any proceeding of Borrower under the United States Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (ii) the release or substitution of Account Collateral at any time, or of any rights or interests therein or (iii) any delay, extension of time, renewal, compromise or other indulgence granted by Lender or Servicer in the event of any Default with respect to the Account Collateral or otherwise hereunder. No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrower by Lender or Servicer, shall constitute a waiver thereof, or limit, impair or prejudice Lender's or Servicer's right, without notice or demand, to take any action against Borrower or to exercise any other power of sale, option or any other right or remedy.

         (j) Lender and Servicer Appointed Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Lender and Servicer as Borrower's true and lawful attorney-in-fact, with full power of substitution, at any time after the occurrence and during the continuation of an Event of Default, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Account Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower with respect to the Account Collateral, which Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender and Servicer the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable for the term of the Loan and coupled with an interest.

         (k) Continuing Security Interest; Termination. This Section 2.13 shall create a continuing pledge of and security interest in the Account Collateral and shall remain in full force and effect until payment or defeasance in full of the Indebtedness. Upon payment or defeasance in full of the Indebtedness, Borrower shall be entitled to the return, upon its request and at its expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Lender shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the pledge and lien hereof, provided, however, that Borrower shall pay on demand all of Lender's reasonable expenses in connection therewith.

         (l) Replacement of a Property Collection Account Bank. As long as no Event of Default shall have occurred and be continuing, Borrower shall have the right at any time to designate a successor Property Collection Account Bank to hold a Property Collection Account or a Security Deposit Account upon 30 days' prior written notice to Lender and Servicer, and Lender's or Servicer's (on Lender's behalf) approval of the successor, which approval shall not be unreasonably withheld or delayed. In the event that the rating of long-term unsecured debt obligations of a Property Collection Account Bank issued by a Rating Agency is withdrawn or reduced to a rating of BBB or lower, Borrower shall be obligated to promptly select a new Property Collection Account Bank and, upon approval of such selection by Lender or Servicer (on Lender's behalf), to establish and maintain the Property Collection Account and the Security Deposit Account previously held at such Property Collection Account Bank at said successor. No such designation shall become effective until Borrower has (i) delivered to the successor Property Collection Account Bank a written letter of instructions substantially equivalent to the Collection Account Agreement and (ii) delivered to Lender and Servicer evidence satisfactory to Lender and Servicer that such instructions have been delivered to the successor Property Collection Account Bank and acknowledged by such successor's execution of an acknowledgement of instructions and notice substantially in the form included in the Collection Account Agreement and such financing statements as may be necessary or appropriate have been prepared, executed and delivered to a filing agency.

         (m) Reliance. Each of Lender and Servicer may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. Servicer may rely on notice from Lender as to the occurrence of an Event of Default.

         Section 2.14. Supplemental Mortgage Affidavits. The Lien created by each Mortgage is intended to encumber the Individual Property described therein to the full extent of all the Indebtedness. As of the Closing Date, Borrower has paid, or arranged for timely payment of, all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgages in the applicable states. If at any time Lender determines, based on applicable law, that Lender is not being afforded the maximum amount of security available from any Individual Property as a direct, or indirect, result of applicable taxes not having been paid with respect to the Related Mortgage, Borrower agrees that Borrower will execute, acknowledge and deliver to Lender, immediately upon Lender's request, supplemental affidavits increasing the amount of Indebtedness for which all applicable taxes have been paid to an amount determined by Lender to be equal to the lesser of (a) the greater of the fair market value of such Individual Property (i) as of the Closing Date and (ii) as of the date such supplemental affidavits are to be delivered to Lender, and (b) the amount of the Indebtedness, and Borrower shall, on demand, pay any such additional taxes.

         Section 2.15. Securitization. Borrower hereby acknowledges that Lender, any of its Affiliates, its successors or assigns, may securitize the Loan through the issuance of the Certificates, which will be rated by the Rating Agencies (the "Securitization"). Borrower agrees that it will cooperate fully with Lender and the Rating Agencies in connection with the Securitization, including, but not limited to, by (a) entering into nonmaterial amendments to the Loan Documents to the extent required by the Rating Agencies or otherwise in connection with the Securitization; (b) assisting in the preparation of offering documents describing the Loan and the Securitization in a manner that satisfies the requirements of applicable federal and state securities laws, by (without limitation) (i) providing such information as may be requested in connection therewith and (ii) acting reasonably and promptly in connection with its review and approval of the relevant portions of the offering documents; (c) causing to be rendered such customary opinion letters as shall be requested by the Rating Agencies, including, without limitation, an opinion letter in substantially the form attached hereto as Exhibit N (subject to changes in law or fact after the date hereof and further subject to changes requested by the Rating Agencies (to the extent such changes are consistent with applicable law or facts)) and an opinion letter from each real estate counsel to Borrower stating that the assignment of the Loan and the Loan Documents to Trustee is enforceable; (d) representing that as of the Securitization Closing Date (i) the Principal Indebtedness does not exceed 125% of the Tax Fair Market Value of the Mortgaged Property and (ii) the fair market value of any personal property or other property that is part of the Mortgaged Property that is not "qualifying real property" within the meaning of Treasury Regulation Section 1.593-11(b) does not exceed the excess, if any, of the Tax Fair Market Value of the Mortgaged Property over the Principal Indebtedness, and providing Lender with any supporting materials reasonably requested by Lender; and (e) at reasonable times and upon reasonable notice, showing potential Certificateholders the

Individual Properties. Borrower agrees to reimburse its pro rata share (based on the percentage of the aggregate loan amount included in the Securitization represented by the principal amount of the Loan) of third party fees and expenses in connection with the Securitization, including, but not limited to, legal fees and disbursements, third-party due diligence expenses, Rating Agency fees and expenses, the costs of providing appraisals, environmental reports and engineering reports as required by the Rating Agencies, and any servicing, Trustee or special servicing fees and expenses, provided, however, that the third party fees and expenses to be reimbursed by Borrower shall not exceed the Securitization Expense Reserve Amount. In connection with the Securitization, Lender intends to use the Engineering Reports, the Environmental Reports and other third party reports, updated as necessary due to the age of such reports, to the extent permitted by the Rating Agencies. On the Closing Date, proceeds of the Loan in an amount equal to the Securitization Expense Reserve Amount shall be deposited into the Securitization Expense Sub-Account. Within 90 days from the Securitization Closing Date, Lender shall provide Borrower with an itemized bill of the third party fees and expenses for which it seeks reimbursement from Borrower. Within 30 days from the delivery of such bill to Borrower, the funds in the Securitization Expense Sub-Account shall be applied to reimburse Lender for such expenses, with any remaining funds in the Securitization Expense Sub-Account to be returned to Borrower on the next Payment Date. On or prior to the Securitization Closing Date, Borrower and AA shall execute and deliver to Lender an instrument (in form and substance reasonably satisfactory to Lender, Borrower and AA) indemnifying and holding Lender and its controlling Persons and Affiliates harmless against all costs, expenses and damages incurred by Lender and its controlling Persons and Affiliates (including, without limitation, all liabilities under all applicable federal and state securities laws) as a direct result of any untrue statement of a material fact contained in such offering documents based on information provided by, or on behalf of, Borrower which describes Borrower, AA, the Individual Properties (and the management thereof) or any aspect of the Loan, or as a result of any untrue statement of material fact in any of the financial statements of Borrower or AA incorporated into the offering documents or the failure to include in such financial statements or in such offering documents any material fact relating to Borrower, AA, the Individual Properties (and the management thereof) and any aspect of the Loan necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Borrower shall have had an opportunity to review and shall have approved the relevant portions of the offering documents; and provided, further, that Borrower shall have no such obligation with respect to information unrelated to Borrower, AA, the Individual Properties (and the management thereof) and the Loan. Borrower and AA shall not indemnify Lender for any liability, loss, cost or expense incurred as a result of the inclusion of any erroneous or misleading information in the offering documents, or the omission of material information from the offering documents, pertaining to Borrower, AA, the Individual Properties (and the management thereof) or any aspect of the Loan, if Borrower or its counsel shall have previously indicated in writing to Lender or its counsel the erroneous or misleading nature of such information or the omission of material information, as the case may be. Borrower and AA shall not indemnify Lender for any liability, loss, cost or expense incurred as a result of the inclusion of any erroneous or misleading information in the offering documents, or the omission of material information from the offering documents, unrelated to Borrower, AA, the Individual Properties (and the management thereof) or any aspect of the Loan.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

         Section 3.1. Conditions Precedent to Effectiveness and Disbursement of the Loan. This Agreement shall become effective, and the Loan shall be made, on the date that all of the following conditions shall have been satisfied (or waived in accordance with Section 8.4) (the "Closing Date"):

              (A)  Loan Documents.

              (i) Loan Agreement. Borrower shall have executed and delivered this Agreement to Lender.

             (ii) Note. Borrower shall have executed and delivered to Lender the Note.

            (iii) Mortgages. Borrower shall have executed and delivered the Mortgages with respect to the Individual Properties to Lender and the Mortgages shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located or irrevocably delivered to a title agent for such recordation.

             (iv) Assignments of Agreements. Borrower shall have executed and delivered the Assignments of Agreements with respect to the Individual Properties to Lender and such documents shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the

         Individual Properties are located or irrevocably delivered to a title agent for such recordation.

             (v) Assignments of Leases. Borrower shall have executed and delivered the Assignments of Leases with respect to the Individual Properties to Lender and the Assignments of Leases shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located or irrevocably delivered to a title agent for such recordation.

             (vi) CC Account Agreement. Borrower and Bank shall have executed the CC Account Agreement and delivered to Lender a copy thereof.

            (vii) Collection Account Agreements. Borrower and each of the Property Collection Account Banks shall have executed a Collection Account Agreement and delivered to Lender a copy thereof.

           (viii) Financing Statements. Borrower shall have executed and delivered all financing statements specified on Exhibit O attached hereto to Lender and such financing statements shall have been filed of record in the appropriate filing offices in each of the jurisdictions in which the Individual Properties are located and all other appropriate jurisdictions or irrevocably delivered to a title agent for such filing.

             (ix) Manager's Subordinations. Each Manager and Borrower shall have executed and delivered to Lender the Manager's Subordinations.

              (x) Borrower's Estoppel Certificate. Borrower shall have executed and delivered to Lender an estoppel certificate with respect to each of the Management Agreements in substantially the form of Exhibit P attached hereto.

             (xi) Indemnity Agreement. AXI shall have executed and delivered to Lender the Indemnity Agreement.

         (B) Opinions of Counsel. Lender shall have received from Ballard Spahr Andrews & Ingersoll, special counsel to Borrower, its legal opinion in substantially the form attached hereto as Exhibit Q; and from Colorado real estate counsel to Borrower, its legal opinion in the form attached hereto as Exhibit R. Each of such legal opinions will be addressed to Lender and dated the Closing Date. Borrower hereby instructs such counsel to deliver to Lender such opinions addressed to Lender.

         (C) Entity Documents. Lender shall have received with respect to (i) Borrower (x) its certificate of partnership, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than five days prior to the Closing Date, (y) its partnership agreement certified by its general partner to be true, correct and complete as of the Closing Date and (z) good standing certificates from the Secretaries of State for the State of its formation and each State in which an Individual Property is located or, if good standing certificates are not issued by any such State, a certified copy of Borrower's authority to transact business in such State, each to be dated a date not more than 10 days prior to the Closing Date, and (ii) AXI its certificate of incorporation, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than five days prior to the Closing Date, together with good standing certificates from such Secretary of State and from the Secretaries of State of each other State in which each such entity is required to be qualified to transact business, each to be dated a date not more than five days prior to the Closing Date.

         (D) Certified Resolutions, Etc. Lender shall have received a certificate of the secretary or assistant secretary of AXI dated the Closing Date, certifying (i) the names and true signatures of its incumbent officers authorized to sign the applicable Loan Documents, (ii) its by-laws as in effect on the Closing Date, (iii) the resolutions of its board of directors approving and authorizing the execution, delivery and performance of all Loan Documents executed by it on behalf of Borrower, and (iv) that there have been no changes in its certificate of incorporation since the date of the most recent certification thereof by the appropriate Secretary of State.

         (E) Insurance. Lender shall have received certificates of insurance demonstrating insurance coverage in respect of each of the Individual Properties of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Mortgages. Such certificates shall indicate that Lender and Servicer are named in all liability policies as additional insureds as their interests may appear and shall contain a loss payee endorsement in favor of Lender with respect to the property policies required to be maintained under the Mortgages. All insurance policies required to be maintained hereunder shall be maintained throughout the term of this Agreement in the types and amounts required under the Mortgages.

         (F) Lien Search Reports. Lender shall have received satisfactory (i.e., showing no Liens other than Permitted Encumbrances) reports of UCC (collectively, the "UCC Searches"), tax lien, judgment and litigation searches conducted by a search firm acceptable to Lender with respect to the Collateral and the Person(s) identified on Exhibit S attached hereto, such searches to be conducted in each of the locations set forth on Exhibit S attached hereto.

         (G) Title Insurance Policies. Lender shall have received commitments (in form and substance satisfactory to Lender) to issue the Title Insurance Policies.

         (H) Financial Statements; Budgets; Operating Reports. Lender shall have received (i) the audited consolidated financial statements of Ambassador II for the fiscal year ending December 31, 1996, (ii) 1997 operating budgets for the Individual Properties, and (iii) historical operating reports for the Individual Properties for the three calendar years prior to the Closing Date to the extent available. All audited financial statements must have been prepared by Ernst & Young or another certified public accounting firm acceptable to Lender in its reasonable discretion.

         (I) Environmental Matters. Lender shall have received Environmental Reports, acceptable to Lender, with respect to each of the Individual Properties, such Environmental Reports to be conducted by Independent environmental engineers acceptable to Lender.

         (J) Consents, Licenses, Approvals, Etc. Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

         (K) Additional Matters. Lender shall have received such other Permits, certificates (including certificates of occupancy for each Individual Property), opinions, documents and instruments (including letters from the appropriate Governmental Authorities regarding the zoning of each Individual Property and evidence that utility services are available for each Individual Property and that each Individual Property is subject to separate tax assessment) relating to the Loan as may have been reasonably requested by Lender, and all corporate and other proceedings, all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be satisfactory in form and substance to Lender.

         (L) Representations and Warranties. The representations and warranties herein and in the other Loan Documents shall be true and correct in all material respects on the Closing Date both before and after giving effect to the making of the Loan.

         (M) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the Closing Date either before or after giving effect to the making of the Loan.

         (N) No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the Transactions.

         (O) Surveys. Lender shall have received a Survey with respect to each Individual Property.

         (P) Engineering Reports. Lender shall have received the Engineering Reports acceptable to Lender, with respect to the Individual Properties, such Engineering Reports to be prepared by Independent Engineers acceptable to Lender.

         (Q) Contracts and Permits. Borrower shall have delivered to Lender a copy of each Material Contract and Permit affecting the Individual Properties.

         (R) Management Agreements. Lender shall have received the Management Agreements.

         (S) Transaction Costs. Borrower shall have paid (or agreed to pay at closing from the proceeds of the Loan) all Transaction Costs for which bills have been submitted.

         (T) Leases. Borrower shall have delivered rent rolls with respect to each of the Individual Properties dated as of February 1, 1997 and certified as true and correct and a copy of the standard form Lease for each Individual Property.

         (U) Appraisals. Lender shall have received MAI appraisals (prepared in compliance with FIRREA) with respect to the Individual Properties prepared by Independent firms acceptable to Lender.

         Section 3.2. Acceptance of Borrowings. The acceptance by Borrower of the proceeds of the Loan shall constitute a representation and warranty by Borrower to Lender that all of the conditions required to be satisfied under this Article III in connection with the making of the Loan have been satisfied or waived in accordance with Section 8.4.

         Section 3.3. Form of Loan Documents and Related Matters. The Note and all of the certificates, agreements, legal opinions and other documents and papers referred to in this Article III, unless otherwise specified, shall be delivered to Lender, and shall be satisfactory in form and substance to Lender in its sole discretion (unless the form thereof is prescribed herein).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. Borrower Representations. Subject to the exceptions set forth in Schedule 2 attached hereto, Borrower represents and warrants as of the Closing Date that:

         (A) Organization. Borrower (i) is a duly formed and validly existing limited partnership in good standing under the laws of the State of Delaware,
(ii) has the requisite partnership power and authority to own its properties (including, without limitation, the Mortgaged Property) and to carry on its business as now being conducted and is qualified to do business in every jurisdiction in which an Individual Property is located, and (iii) has the requisite partnership power to execute and deliver, and perform its obligations under, this Agreement, the Note, the Mortgages and all of the other Loan Documents to which it is a party. AXI (i) is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware,
(ii) has the requisite corporate power and authority to carry on its business as now being conducted and is qualified to do business in every jurisdiction in which an Individual Property is located, and (iii) has the requisite corporate power to execute and deliver on behalf of Borrower this Agreement, the Note, the Mortgages and all of the other Loan Documents to which Borrower is a party.

         (B) Authorization. The execution and delivery by Borrower of this Agreement, the Note, the Mortgages and each of the other Loan Documents, Borrower's performance of its obligations hereunder and thereunder and the creation of the security interests and liens provided for in this Agreement and the other Loan Documents (i) have been duly authorized by all requisite partnership action on the part of Borrower, (ii) will not violate any provision of any Legal Requirements, any order of any court or other Governmental Authority, the partnership agreement of Borrower or any indenture or material agreement or other instrument to which Borrower is a party or by which Borrower is bound, and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any such indenture or material agreement or instrument. Other than those obtained or filed on or prior to the Closing Date, Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement, the Note, the Mortgages or the other Loan Documents.

         (C) Litigation. Except for claims that are fully covered by valid policies of insurance held by Borrower, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending and served or, to the knowledge of Borrower, overtly threatened against Borrower or any Individual Property, which actions, suits or proceedings, if determined against Borrower or any Individual Property, might result in a Material Adverse Effect.

         (D) Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which is reasonably likely to have a Material Adverse Effect. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which it or any Individual Property is bound.

         (E) Title to the Mortgaged Property. Borrower owns good, marketable and insurable fee simple title to each Individual Property, free and clear of all Liens, other than the Permitted Encumbrances applicable to that Individual Property. There are no outstanding options to purchase or rights of first refusal for the purchase of all or any portion of any Individual Property.

         (F) No Bankruptcy Filing. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

         (G) Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, any Individual Property or the business, operations or condition (financial or otherwise) of Borrower.

         (H) Location of Chief Executive Offices. The location of Borrower's principal place of business and chief executive office is 77 West Wacker Drive, 40th Floor, Chicago, Illinois 60601.

         (I) Compliance. Except for matters set forth in the Engineering Reports described on Exhibit D attached hereto and in the "Summary" sections of the Environmental Reports described on Exhibit E attached hereto and except for matters described in Section 4.1(P) (as to which the provisions of Section 4.1(P) shall apply), Borrower, each Individual Property and Borrower's use thereof and operations thereat comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes, and all applicable Insurance Requirements. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is reasonably likely to have a Material Adverse Effect.

         (J) Use of Proceeds; Margin Regulations. Borrower will use the proceeds of the Loan for the purposes described in Section 2.2. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements.

         (K) Financial Information. All historical financial data concerning Borrower or the Individual Properties that has been delivered by Borrower to Lender is true, complete and correct in all material respects. Since the delivery of such data, except as otherwise disclosed in writing to Lender, there has been no adverse change in the financial position of the

Individual Properties, or in the results of operations of the Individual Properties. Borrower has not incurred any obligation or liability, contingent or otherwise, not reflected in such financial data which might adversely affect its business operations or any Individual Property.

         (L) Condemnation. No Taking has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

         (M) Other Debt. Except for the debt to be repaid from the proceeds of the Loan, Borrower has not borrowed or received other debt financing whether unsecured or secured by any Individual Property or any part thereof.

         (N) ERISA. Each Plan, and, to the knowledge of Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred and is continuing as to which Borrower would be under an obligation to furnish a report to Lender under
Section 5.1(S)(i).

         (O) Utilities and Public Access. Each Individual Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. Except as otherwise disclosed by the Surveys, all public utilities necessary to the continued use and enjoyment of each Individual Property as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve such Individual Property without passing over other property. All roads necessary for the full utilization of each Individual Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of the Individual Property.

         (P) Environmental Compliance. Except for matters set forth in the "Summary" sections of the Environmental Reports described on Exhibit E attached hereto (true, correct and complete copies of which have been provided to Lender by Borrower):

                 (i) To the best of Borrower's knowledge, Borrower is in compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by Borrower of all environmental, health and safety permits, licenses and other governmental authorizations required in connection with the ownership and operation of the Individual Property under all Environmental Laws, except where the failure to comply with such laws is not reasonably likely to result in a Material Adverse Effect.

             (ii) There is no Environmental Claim pending or, to Borrower's knowledge, overtly threatened, and (x) no penalties arising under Environmental Laws have been assessed against Borrower, Ambassador II or, to Borrower's knowledge, any other Person whose liability for any Environmental Claim Borrower has or may have retained or assumed either contractually or by operation of law, and (y) to the best of Borrower's knowledge, no investigation or review is pending or, to the knowledge of Borrower, threatened by any Governmental Authority, citizens group, employee or other Person, in each case, with respect to any alleged failure by Borrower or the Individual Property to have any environmental, health or safety permit, license or other authorization required under, or to otherwise comply with, any Environmental Law or with respect to any alleged liability of Borrower for any Use or Release of any Hazardous Substances.

            (iii) To the best of Borrower's knowledge, there have been and are no past or present Releases of any Hazardous Substance that are reasonably likely to form the basis of any Environmental Claim against Borrower or against any Person whose liability for any Environmental Claim Borrower has or may have retained or assumed either contractually or by operation of law.

             (iv) To the best of Borrower's knowledge, there is not present at, on, in or under the Individual Property, PCB-containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water (except in concentrations that comply with all Environmental
         Laws), or lead-based paint.

              (v) To the best of Borrower's knowledge, no liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to the Individual Property and, to Borrower's knowledge, no Governmental Authority has been taking or is in the process of taking any action that could subject the Individual Property to Liens under any Environmental Law.

             (vi) There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or that are in the possession of Borrower in relation to an Individual Property which have not been provided to Lender.

         (Q) Solvency. None of the transactions contemplated hereby will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Borrower and, giving effect to the transactions contemplated hereby, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, nor believes that it will, incur debts and liabilities (including, without limitation, Contingent Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

         (R) Not Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

         (S)  Single-Purpose Entity.

                 (i) Borrower at all times since its formation has been, and will continue to be, a duly formed and existing Delaware limited partnership and, since its acquisition of the Individual Properties, a Single-Purpose Entity. Borrower at all times since its formation and acquisition of the Individual Properties has been, and will continue to be, duly qualified as a foreign limited partnership in each jurisdiction in which an Individual Property is located. AXI at all times since its formation has been, and will continue to be, a duly formed and existing Delaware corporation and, since Borrower's acquisition of the Individual Properties, a Single-Purpose Entity.
         AXI at all times since its formation and acquisition of the Individual Properties by Borrower has been, and will continue to be, duly qualified as a foreign corporation in each jurisdiction in which an Individual Property is located.

                (ii) Borrower at all times since its formation has complied, and will continue to comply, with the provisions of its partnership agreement and the laws of the State of Delaware relating to limited partnerships. AXI at all times since its formation has complied, and will continue to comply, with the provisions of its certificate of incorporation and its by-laws and the laws of the State of Delaware relating to corporations.

            (iii) All customary formalities regarding the partnership or corporate (as the case may be) existence of each of Borrower and AXI have been observed at all times since its formation and will continue to be observed.

             (iv) Each of Borrower and AXI has at all times since its formation accurately maintained, and will continue to accurately maintain, its financial statements, accounting records and other corporate documents separate from those of its partners, shareholders, Affiliates of its shareholders or partners and any other Person. Neither Borrower nor AXI has at any time since its formation commingled, and neither Borrower nor AXI will commingle, its assets with those of its shareholders, partners, any Affiliates of its shareholders or partners, or any other Person. Each of Borrower and AXI has at all times since its formation accurately maintained, and will continue to accurately maintain, its own bank accounts and separate books of account.

              (v) Each of Borrower and AXI has at all times since its formation paid, and will continue to pay, its own liabilities from its own separate assets.

             (vi) Each of Borrower and AXI has at all times since its formation identified itself, and will continue to identify itself, in all dealings with the public, under its own name and as a separate and distinct entity. Neither Borrower nor AXI has at any time since its formation identified itself, and neither Borrower nor AXI will identify itself, as being a division or a part of any other entity. Neither Borrower nor AXI has at any time since its formation identified, and neither Borrower nor AXI will identify its shareholders, partners or any Affiliates of its shareholders or partners, as being a division or part of it.

            (vii) Each of Borrower and AXI has been at all times since its formation and will continue to be adequately capitalized in light of the nature of its then current business.

           (viii) Neither Borrower nor AXI has at any time since its formation assumed or guaranteed, and neither Borrower nor AXI will assume or guarantee, the liabilities of its shareholders or partners, any Affiliates of its shareholders or partners, or any other Persons, except for liabilities relating to the Individual Properties and except as permitted by or pursuant to this Agreement. Neither Borrower nor AXI has at any time since its formation acquired, and neither Borrower nor AXI will acquire, obligations or securities of its shareholders or partners, or any Affiliates of its shareholders or partners. Neither Borrower nor AXI has at any time since its formation made, and neither Borrower nor AXI will make, loans to its shareholders or partners, or any Affiliates of its shareholders or partners.

             (ix) Neither Borrower nor AXI has at any time since its formation entered into and neither Borrower nor AXI has been a party to, and, neither Borrower nor AXI will enter into or be a party to, any transaction with its shareholders or partners or any Affiliates of its shareholders or partners except (x) for the Management Agreements and (y) in the ordinary course of business of Borrower or AXI, as the case may be, on terms which are no less favorable to Borrower or AXI, as the case may be, than would be obtained in a comparable arm's length transaction with an unrelated third party.

         (T) No Joint Assessment; Separate Lots. Borrower shall not suffer, permit or initiate the joint assessment of any Individual Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Individual Property as a single lien. Each Individual Property is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. No Individual Property is benefitting from a tax abatement.

         (U) Assessments. Except as disclosed in the Title Insurance Policies, there are no pending or, to the knowledge of Borrower, proposed special or other assessments for public improvements or otherwise affecting any Individual Property, nor, to the knowledge of Borrower, are there any contemplated improvements to any Individual Property that may result in such special or other assessments.

         (V) Mortgage and Other Liens. Each Mortgage creates a valid and enforceable first mortgage Lien on the Individual Property described therein, as security for the repayment of the Indebtedness, subject only to the Permitted Encumbrances applicable to such Individual Property. Each Collateral Security

Instrument establishes and creates a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. All property covered by any Collateral Security Instrument is subject to a Uniform Commercial Code financing statement filed and/or recorded, as appropriate, (or irrevocably delivered to a title agent for such recordation or filing) in all places necessary to perfect a valid first priority lien with respect to the rights and property that are the subject of such Collateral Security Instrument to the extent governed by the Uniform Commercial Code. All continuations and any assignments of any such financing statements will be timely filed or refiled, as appropriate, in the appropriate recording offices.

         (W) Enforceability. The Note, each Mortgage and each other Loan Document executed by Borrower in connection herewith, including, without limitation, any Collateral Security Instrument, are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles and the other matters described in the opinions delivered pursuant to Section 3.1(B). The Note, each such Mortgage and the other Loan Documents executed by Borrower are, as of the date hereof, not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor will the operation of any of the terms of the Note, each such Mortgage and other Loan Documents executed by Borrower, or the exercise of any right thereunder, render the Mortgages unenforceable against Borrower, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

         (X) Permitted Encumbrances. The Permitted Encumbrances do not cause a Material Adverse Effect.

         (Y) No Prior Assignment. As of the date hereof, (i) Lender is the assignee of Borrower's interest under the Leases and (ii) there are no prior assignments of the Leases or any portion of the Rent due and payable or to become due and payable which are presently outstanding.

         (Z) No Defaults. No Default or Event of Default exists under or with respect to any Loan Document.

         (AA) Labor Matters. Borrower does not have any employees. Borrower is not a party to any collective bargaining agreements.

         (BB) Use of Facilities. Each Individual Property is used exclusively as a multi-family residential facility and uses ancillary thereto (including parking).

         (CC) Permits; Certificate of Occupancy. Borrower has obtained (directly or by assignment from Ambassador II) all Permits necessary to use and operate each Individual Property for the use described in Section 4.1(BB). The use being made of each Individual Property is in conformity in all material respects with the certificate of occupancy and/or Permits for such Individual Property and any other restrictions, covenants or conditions affecting such Individual Property.

         (DD) Flood Zone. Except as shown on the Surveys, none of the Individual Properties is located in a flood hazard area as defined by the Federal Insurance Administration.

         (EE) Physical Condition. Each Individual Property is free of structural defects and all building systems contained therein are in good working order in all material respects subject to ordinary wear and tear, except as disclosed in the Engineering Reports described on Exhibit D.

         (FF) Partnership Structure. AXI is the sole general partner of Borrower. Ambassador V is the sole limited partner of Borrower and AA owns, directly or indirectly, approximately 90.69% of Borrower and indirectly controls Borrower. AA owns, directly or indirectly, 100% of AXI.

         (GG) Security Deposits. All security deposits with respect to the Individual Properties on the date hereof shall be transferred to the Security Deposit Accounts within 5 Business Days from the date hereof, and Borrower is in compliance with all Legal Requirements relating to such security deposits.

         (HH) Intellectual Property. All material trademarks, tradenames and servicemarks that Borrower owns or has pending, or under which it is licensed, are in good standing and uncontested. There is no right under any trademark, tradename or servicemark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business. To the best of Borrower's knowledge, Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, tradenames and servicemarks of others. To Borrower's knowledge, there is no infringement by others of material trademarks, tradenames and servicemarks of Borrower.

         (II) Investment Company Act; Public Utility Holding Company Act. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     (JJ) Tax Fair Market Value. As of the Closing Date, (i) the Tax Fair Market Value of each Individual Property is equal to or greater than the Allocated Loan Amount for such Individual Property and (ii) the Tax Fair Market Value of the Mortgaged Property is equal to or exceeds the Principal Indebtedness.

     Section 4.2. Survival of Representations. Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents are made as of the Closing Date (except as expressly otherwise provided) and shall survive the delivery of the Note and making of the Loan and continue for as long as any amount remains owing to Lender under this Agreement, the Note or any of the  other  Loan Documents;  provided, however,  that the representations  set
forth  in  Section 4.1(P)  shall survive  in perpetuity.    All
representations,  warranties,  covenants  and agreements  made in this
Agreement or in the other Loan Documents shall  be   deemed   to  have   been
relied  upon   by   Lender notwithstanding any investigation heretofore or
hereafter made by Lender or on its behalf.

     Section 4.3.   Borrower's Knowledge.   Any representation or warranty  in
this Agreement or in the other Loan Documents made "to the best of Borrower's knowledge" or "to the knowledge of Borrower" is made after due inquiry by Borrower and includes the knowledge of Borrower and any Affiliate of Borrower which owned an Individual Property prior to Borrower's acquisition thereof.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

     Section 5.1. Borrower Covenants. Borrower covenants and agrees that, from the date hereof and until payment in full of the Indebtedness (or, with respect to a particular Individual Property, the earlier release of its Related Mortgage):

     (A)  Existence;   Compliance    with   Legal   Requirements; Insurance.
Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its partnership existence, rights, licenses, Permits and franchises necessary for the conduct of its business and comply in all material respects with all Legal Requirements and Insurance Requirements applicable to it and each
Individual Property.   Borrower shall at all times maintain, preserve and
protect all franchises and tradenames and preserve all the remainder of its property necessary for the continued conduct of its business and keep each Individual Property in good repair, working order and condition, except for reasonable wear and use, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgages. Borrower shall keep each Individual Property insured at all times, by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in the Mortgages. Notwithstanding anything contained in the Mortgages, in each case, however, if no providers of such insurance are rated as required in the Mortgages, the requirement for such rating shall be that rating by the Rating Agencies, as confirmed by the Rating Agencies in writing, which will not result in a downgrade, qualification or withdrawal of the then current ratings of any class of the Certificates.

     (B) Impositions and Other Claims. Borrower shall pay and discharge or cause to be paid and discharged all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided in, and subject to any rights to contest contained in, the Mortgages.

     (C)  Litigation.   Borrower shall give prompt written notice to Lender  of
any litigation or governmental proceedings pending or threatened (in writing) against Borrower or the Mortgaged Property which is reasonably likely to have a Material Adverse Effect.

     (D)  Environmental Remediation.

          (i) If any investigation, site monitoring, cleanup, removal, restoration or other remedial work of any kind or nature is required pursuant to an order or directive of any Governmental Authority or under any applicable Environmental Law (collectively, the "Remedial Work"), because of or in connection with the current or future presence, suspected presence, Release or suspected Release of a Hazardous
     Substance on,  under or from  an Individual Property  or any portion
     thereof,  Borrower  shall  promptly   commence  and diligently  prosecute
     to completion all such Remedial Work. In all events, such Remedial Work shall be commenced within

     30 days after any demand therefor by Lender or such shorter period as may be required under any applicable Environmental Law; provided, however, that Borrower shall not be required to commence such Remedial Work within the above specified time periods: (x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time periods would result in Borrower or such Remedial Work violating any Environmental Law or (z) if Borrower, at its expense and after prior notice to Lender, is contesting by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence the need to perform Remedial Work, as long as (1) Borrower is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) neither the Individual Property nor any part thereof or interest therein will be sold, forfeited or lost if Borrower performs the Remedial Work being contested, and Borrower would have the opportunity to do so, in the event of Borrower's failure to prevail in the contest, (3) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which Borrower has not furnished additional security as provided in clause (4) below, or to any risk of criminal liability, and neither the Individual Property nor any interest therein would be subject to the imposition of any lien for which Borrower has not furnished additional security as provided in clause (4) below, as a result of the failure to perform such Remedial Work and
     (4) Borrower shall have furnished to Lender additional security in respect of the Remedial Work being contested and the loss or damage that may result from Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender.

         (ii) If requested by Lender, all Remedial Work under clause (i) above shall be performed by contractors, and under the supervision
     of   a  consulting  Engineer,  each approved  in advance  by Lender which
     approval will  not be unreasonably withheld  or delayed.   All costs  and
     expenses reasonably  incurred in  connection with such  Remedial Work
     shall  be paid  by Borrower.   If  Borrower does  not timely commence and
     diligently prosecute to completion the Remedial Work, unless Borrower is contesting the need to perform such Remedial Work in accordance with clause (i) above, Lender may (but shall not be obligated to), upon 30 days prior written notice to Borrower of its intention to do so, cause such Remedial Work to be performed. In such event, Borrower shall pay or reimburse Lender on demand for all expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by

     Lender in connection with monitoring, reviewing or performing any
     Remedial  Work  in   accordance  herewith, together with interest
     thereon at  the Default Rate from the date of demand by Lender.

        (iii)  Borrower  shall  not  commence  any  Remedial Work under  clause
     (i) above, nor enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or
     Environmental Laws  which  is reasonably  likely  to  have   a  Material
     Adverse Effect. Notwithstanding the foregoing, if the presence or threatened presence of Hazardous Substances on, under or about any Individual Property poses an immediate threat to the health, safety or welfare of any Person or the environment, or is of such a nature that an immediate response is necessary, Borrower may complete all necessary Remedial Work. In such events, Borrower shall notify Lender as soon as practicable and, in any event, within three Business Days, of any action taken.

          (E)  Environmental Matters; Inspection.

          (i) Borrower shall not authorize a Hazardous Substance to be present on, under or to emanate from an Individual Property, or migrate from adjoining property controlled by Borrower onto or into an Individual Property, except under conditions permitted by applicable Environmental Laws and, in the event that such Hazardous Substances are present on, under or emanate from an Individual Property, or migrate onto or into an Individual Property, Borrower shall cause the removal or remediation of such Hazardous Substances, in accordance with this Agreement and Environmental Laws. Borrower shall use best efforts to prevent, and to seek the remediation of, any migration of Hazardous Substances onto or into any Individual Property from any adjoining property.

          (ii) Upon reasonable prior written notice and subject to the rights of tenants under Leases, Lender shall have the right at all reasonable times to enter upon and inspect all or any portion of any Individual Property, provided that such inspections shall not unreasonably interfere with the operation or the tenants, occupants or guests of such Individual Property. If Lender suspects that Remedial Work may be required, Lender may select a consulting Engineer to conduct and prepare reports of such inspections. Borrower shall be given a reasonable opportunity to review any reports, data and other documents or materials reviewed or prepared by the Engineer, and to submit
     comments  and suggested revisions  or rebuttals  to same.   The inspection
     rights granted to Lender in this Section 5.1(E) shall be in addition to, and not in limitation of, any other inspection rights granted to Lender in this Agreement, and shall expressly include
     the  right   (if  Lender  suspects  that Remedial  Work may  be  required)
     to conduct soil borings, establish ground water monitoring wells and conduct other customary environmental tests, assessments and audits.

        (iii)  Borrower agrees to bear and shall pay or reimburse Lender  on
     demand  for  all sums  reasonably  advanced  and expenses    reasonably
     incurred    (including   reasonable attorneys'  fees and  disbursements,
     but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to, or reasonably incurred by Lender in connection with, the inspections and reports described in this Section 5.1(E) (to the extent such inspections and reports relate to any Individual Property) in the following situations:

               (x) If Lender has reasonable grounds to believe, at the time any such inspection is ordered, that there exists an occurrence or condition that could lead to an Environmental Claim;

               (y) If any such inspection reveals an occurrence or condition that could lead to an Environmental Claim; or

               (z)  If an  Event of  Default with respect  to any Individual
          Property  exists  at   the  time  any  such inspection  is  ordered,
          and  such  Event  of  Default relates   to  any  representation,
          covenant  or  other obligation   pertaining    to   Hazardous
          Substances, Environmental Laws or any other environmental matter.

          (F)  Environmental  Notices.   Borrower  shall promptly provide
notice to Lender of:

          (i)  any   Environmental   Claim   asserted    by   any Governmental
     Authority  with  respect   to  any  Hazardous Substance  on, in,  under or
     emanating from  any Individual Property,  which could  reasonably  be
     expected  to  impair materially   the  value   of  Lender's   security
     interests hereunder or have a Material Adverse Effect;

         (ii)  any proceeding, investigation or inquiry commenced or threatened  in writing  by  any Governmental  Authority, against Borrower,
     with  respect to  the presence,  suspected presence,   Release  or
     threatened   Release  of  Hazardous Substances  from or onto, in or under any property not owned by Borrower, including, without limitation, proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. Section 9601, et seq., which could reasonably be expected to impair materially the value of Lender's security interests hereunder or have a Material Adverse Effect;

        (iii) all Environmental Claims asserted or threatened against Borrower, against any other party occupying any Individual Property or any portion thereof which become known to Borrower or against such Individual Property, which could reasonably be expected to impair materially the value of Lender's security interests hereunder or have a Material Adverse Effect;

         (iv) the discovery by Borrower of any occurrence or condition on any Individual Property or on any real property adjoining or in the
     vicinity  of such  Individual Property which   could  reasonably   be
     expected   to  lead   to  an Environmental Claim against  Borrower or
     Lender which such Environmental Claim is reasonably likely to have a Material Adverse Effect; and

          (v)  the  commencement or  completion  of any  Remedial Work.

     (G) Copies of Notices. Borrower shall transmit to Lender copies of any citations, orders, notices or other written communications received from any Person and any notices, reports or other written communications submitted to any Governmental Authority with respect to the matters described in Section 5.1(F).

     (H)  Environmental  Claims.   Lender  and/or, to  the extent authorized
by Lender, Deed of Trust Trustee, Trustee and/or Servicer, may join and participate in, as a party if Lender so determines, any legal or administrative proceeding or action concerning a Individual Property or any portion thereof under any Environmental Law, if, in Lender's reasonable judgment, the interests of Lender, Deed of Trust Trustee, Trustee or Servicer will not be adequately protected by Borrower. Borrower agrees to bear and shall pay or reimburse Lender, Deed of Trust Trustee, Trustee and/or Servicer, on demand for all reasonable sums advanced and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender, Deed of Trust Trustee, Trustee and Servicer) incurred by Lender, Deed of Trust Trustee,
Trustee and/or  Servicer,   in  connection   with  any  such   action  or
proceeding.

     (I)  Environmental  Indemnification.    Borrower  agrees  to indemnify,
reimburse, defend, and hold harmless Lender, Deed of Trust Trustee, Trustee and Servicer for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, consequential damages, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of Lender, Deed of Trust Trustee, Trustee and Servicer), asserted against, resulting to, imposed on, or incurred by Lender, Deed of Trust Trustee, Trustee and Servicer, directly or indirectly, in connection with any of the following, except to the extent same are directly and solely caused by (x) Lender's, Deed of Trust Trustee's, Trustee's or Servicer's gross negligence or willful misconduct or
(y) actions taken or omitted to be taken by Lender, Deed of Trust Trustee, Trustee or Servicer after any such party acquires title to the affected Individual Property through foreclosure, deed in lieu of foreclosure or otherwise (it being Borrower's burden to prove such causation):

            (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

           (ii) any Environmental Claim against any Person whose liability for such Environmental Claim Borrower has or may have assumed or retained either contractually or by operation of law; or

          (iii) the breach of any representation, warranty or covenant set forth in Section 4.1(P) and Sections 5.1(D) through 5.1(I), inclusive.

     The indemnity provided in this Section 5.1(I) shall not be included in any exculpation of Borrower from personal liability provided in this Agreement or in any of the other Loan Documents. Nothing in this Section 5.1(I) shall be deemed to deprive Lender of any rights or remedies provided to it elsewhere in this Agreement or the other Loan Documents or otherwise available to it under law.

     (J) Access to Individual Properties. Borrower shall permit agents, representatives and employees of Lender to inspect each Individual Property or any part thereof at such reasonable times as may be requested by Lender upon reasonable advance notice, subject, however, to the rights of the tenants, occupants and guests of the Individual Property.

     (K)  Notice  of Default.    Borrower shall  promptly  advise Lender of
any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Event of Default, or of the occurrence of any Default.

     (L) Cooperate in Legal Proceedings. Except with respect to any claim by Borrower against Lender, Borrower shall cooperate fully with Lender with respect to any proceedings before any Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the Loan Documents and, in connection therewith, not
prohibit Lender,  at   its  election,  from  participating   in  any  such
proceedings.

     (M)  Perform   Loan  Documents.    Borrower  shall  observe, perform  and
satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Loan Documents executed and delivered by Borrower.

     (N)  Insurance  Benefits.    Borrower shall  cooperate  with Lender  in
obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable to Lender in connection with each Individual Property, and
Lender shall be reimbursed for any   expenses  reasonably   incurred  in
connection therewith (including attorneys' fees and disbursements and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting such Individual Property or any part thereof, but excluding internal overhead, administrative and similar costs of Lender) out of such Insurance Proceeds, all as more specifically provided in the Mortgages.

     (O) Further Assurances. Borrower shall, at Borrower's sole cost and expense:

          (i) upon Lender's request therefor given in connection with the Securitization or from time to time, but provided that no Event of Default has occurred and is continuing, not more often than once in any 12-month period pay for (a) reports of UCC, tax lien, judgment and litigation searches with respect to Borrower and (b) searches of title to each Individual Property, each such search to be conducted by search firms designated by Lender in each of the locations designated by Lender;

         (ii)  to the extent then  available to Borrower at no or nominal
     expense,  furnish   to  Lender   all  instruments, documents, boundary
     surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents;

          (iii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Note, as Lender may reasonably require; and

         (iv) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

     (P)  Management  of  Mortgaged   Property.    Each  of   the Individual
Properties will be managed at all times by a Manager pursuant to a Management Agreement until terminated as herein provided. Pursuant to each
Manager's Subordination, each Manager has  agreed   that  its  Management
Agreement   is  subject  and subordinate  in all respects to the Lien of the
Related Mortgage. Each Management Agreement may be terminated by Lender upon 30 days' prior written notice to Borrower and the relevant Manager (i) upon the occurrence of an Event of Default, or (ii) if the Debt Service Coverage Ratio for the Individual Properties as a whole shall fall below 1.15, and, upon such termination, Lender may appoint a replacement manager or managers. Borrower may from time to time appoint one or more successor managers to manage the Individual Properties or any of the Individual Properties with Lender's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, any successor property manager selected hereunder by Lender or Borrower to serve as a Manager shall (i) manage the Individual Properties subject to such guidelines as may be necessary to maintain the status of AA as a qualified real estate investment trust, (ii) be a reputable management company having (or its primary personnel having) at least seven years' experience in the management of multi-family residential facilities, (iii) enter into a Management Agreement and Manager's Subordination and (iv) if after the Securitization Closing Date, (x) have qualifications such that the
then   current  ratings  of  no  class   of  the Certificates  would  be
downgraded  or  withdrawn  by the  Rating Agencies  upon   such  an
appointment  and   (y)  be  reasonably acceptable to  Servicer.   Borrower
further covenants and agrees that each Manager (including any successor property manager serving as Manager) shall at all times during the term of the Loan maintain worker's compensation insurance as required by Governmental Authorities. Notwithstanding anything contained herein to the contrary, without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, Borrower shall not agree to a renewal of any Management Agreement with a Manager otherwise acceptable hereunder if such renewal period would extend beyond the Optional Prepayment Date.

          (Q)  Financial Reporting.

          (i) Borrower shall keep and maintain or shall cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such
     other   accounting  basis  reasonably acceptable to Lender)  consistently applied, books, records and accounts reflecting in reasonable detail all of the financial affairs of Borrower and all items of income and expense in connection with the operation of each Individual Property and in connection with any services, equipment or furnishings provided in connection with the operation of each Individual Property. Lender shall have the right from time to time at all times during normal business hours upon reasonable prior written notice to Borrower to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make
     such copies or extracts thereof as Lender shall desire.   After the
     occurrence of an Event of Default with respect to Borrower or any Individual Property, Borrower shall pay any costs and expenses reasonably incurred by Lender to examine Borrower's accounting records with respect to such Individual Property, as Lender shall reasonably determine to be necessary or appropriate in the protection of Lender's interest.

         (ii) Borrower shall furnish to Lender annually, within 90 days following the end of each Fiscal Year, a complete copy of Borrower's operating and financial statements audited by Ernst & Young (or another certified public accounting firm reasonably acceptable to Lender, any "Big Six" accounting firm being deemed acceptable to
     Lender) in accordance   with  GAAP  (or  such  other  accounting  basis
     reasonably  acceptable  to   Lender)  consistently   applied covering
     Borrower's  financial   position  and  results  of operations, including
     consolidated and consolidating balance sheets for each Individual Property, for such Fiscal Year and containing a statement of revenues
     and expenses,  a statement  of   assets  and  liabilities,  a   statement
     of Borrower's equity and an exhibit detailing capitalized expenses for such Fiscal Year.

     Together  with  Borrower's   annual  financial   statements, Borrower
     shall furnish to Lender an Officer's Certificate
     certifying as of the date thereof (x) that the annual financial statements present fairly in all material respects the results of
     operations   and  financial  condition  of Borrower all in  accordance
     with GAAP consistently applied, and (y) whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

        (iii) Borrower shall furnish to Lender, within 45 days following the end of each Fiscal Year quarter, true, complete and correct operating and financial statements with respect to Borrower for that quarter (in the case of the operating statements, prepared on an accrual basis and including a schedule showing actual cash receipts and expenditures), together with an Officer's Certificate in substantially the form attached hereto as Exhibit T.

         (iv)   Borrower shall furnish to Lender,  within 15 days following the end of each month, (x) property operating statements (prepared on an accrual basis and including a schedule showing actual cash receipts and expenditures) for each Individual Property, (y) certified updated occupancy reports and rent rolls in forms reasonably acceptable to Lender and (z) an Officer's Certificate certifying such property
     operating  statements   and  that  there  are   no outstanding trade
     payables that have been outstanding more than 60 days (except for bona fide items involved in a good faith dispute).

          (v) Borrower shall furnish to Lender, within 15 Business Days after request, such further information with respect to the operation of any Individual Property and the financial affairs of Borrower as may be reasonably requested by Lender, including all business plans prepared for Borrower.

         (vi) Borrower shall furnish to Lender, within 15 Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be reasonably requested by Lender.

        (vii) If the Loan is not repaid on the Optional Prepayment Date, for the period from April 1, 2007 through December 31, 2007 and for each Fiscal Year thereafter, Borrower shall submit to Lender for Lender's written approval an annual budget (an "Annual Budget")
     for each of the Individual Properties not later than (x) April 1, 2007 with respect to the first such Annual Budget and (y) 30 days prior to the commencement of each Fiscal Year thereafter, in form and substance satisfactory to Lender setting forth in reasonable detail budgeted monthly amounts for Operating Income, Operating Expenses, Capital Costs and Excess Cash Flow for such Individual Properties.
     Each Annual Budget shall contain, among other things, limitations on management fees, third party service fees, and other expenses as Borrower may reasonably determine. If Lender objects to the proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within 15 Business Days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objection) and Borrower shall promptly revise such Annual Budget and resubmit the
     same to Lender.   Lender shall advise Borrower  of any objections to such
     revised Annual Budget within ten Business Days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objection) and Borrower shall promptly revise the same in accordance with the process described in this sentence until Lender approves an
     Annual Budget.   Each  such  Annual Budget  approved  by Lender  in
     accordance with the terms hereof shall be referred to herein as an "Approved Annual Budget". Until such time that Lender approves a proposed Annual Budget, the most recent Approved Annual Budget, if any, shall apply or, in the case of the period beginning on April 1, 2007, Operating Expenses and Capital Costs shall not exceed the amounts actually spent in the same month of the prior Fiscal Year, provided, however, that such Approved Annual Budget shall be adjusted to reflect actual increases in Basic Carrying Costs.

          (viii) After the Securitization Closing Date, Borrower shall also furnish to the Rating Agencies a copy of each report, statement and other information provided to Lender under this Section 5.1(Q).

          (R)   Conduct of  Business.   Borrower shall  cause the operation of
each Individual Property to be conducted at all times in a manner consistent with at least the level of operation of such Individual Property as of the date hereof, including, without limitation, the following:

          (i) to maintain or cause to be maintained the standard of operations at each Individual Property at all times at a level necessary to insure a level of quality for the Individual Properties consistent with similar properties in the same competitive market;

          (ii)    to  operate  or   cause  to  be  operated  each Individual
     Property in a prudent manner in compliance in all material respects with applicable Legal Requirements and Insurance

     Requirements relating thereto and cause all licenses, Permits and any other agreements necessary for the continued use and operation of each Individual Property to remain in effect; and

          (iii) to maintain or cause to be maintained sufficient Inventory and Equipment of types and quantities at each Individual Property to enable Borrower or Manager to operate such Individual Property.

     (S)  ERISA.   Borrower  shall deliver  to Lender as  soon as possible, and in any event within ten days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Borrower setting forth details respecting such event or condition and the action, if any, that Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Borrower or an ERISA Affiliate with respect to such event or condition):

          (i) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

         (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Borrower or an ERISA Affiliate to terminate any Plan;

        (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

         (iv)   the  complete   or  partial  withdrawal  from  a Multiemployer
     Plan by Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

          (v)  the institution of a proceeding by a fiduciary of any
     Multiemployer  Plan  against   Borrower  or  any  ERISA Affiliate to
     enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

         (vi)  the  adoption of  an amendment to  any Plan  that, pursuant to
     Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

         (vii) the imposition of a lien or a security interest in connection with a Plan.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     Section 6.1. Borrower Negative Covenants. Borrower covenants and agrees that, until payment in full of the Indebtedness (or, with respect to any particular Individual Property, the earlier release of the Related Mortgage), it will not do or permit, directly or indirectly, any of the following unless Lender consents thereto in writing:

     (A)  Liens  on  the  Mortgaged  Property.    Incur,  create, assume,
become or be liable in any manner with respect to, or permit to exist, any Lien with respect to any Individual Property, except: (i) Liens in favor of Lender and (ii) the Permitted Encumbrances.

     (B) Transfer; Pledge. Except as expressly permitted by or pursuant to this Agreement or the Mortgages, allow any Transfer to occur, terminate the Management Agreements, or enter into a management contract with respect to any Individual Property. Interests in Borrower may be transferred or pledged, subject to the provisions of Section 6.1(N) relating to the admission of partners, provided, however, that AA (or a third party that acquires all of the capital stock of AA or all of the assets of AA) shall continue to own, directly or indirectly, 35% of Borrower and to control Borrower, and provided, further, however, that any transfer of a general partnership interest or 50% or more of the limited partnership interests shall require (i) delivery of an opinion by Borrower's counsel satisfactory to Lender and its counsel that such transfer will not affect the tax status of the REMIC Trust, and (ii) if such transfer occurs after the Securitization Closing Date, confirmation in writing from each Rating Agency that such Transfer will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of the Certificates.

     (C) Other Borrowings. Incur, create, assume, become or be liable in any manner with respect to Other Borrowings, except that Borrower may incur customary and reasonable trade payables in the ordinary course of business in an aggregate amount not to exceed $500,000 at any given time, none to be outstanding for more than 60 days from the date incurred.

     (D)  Dissolution.    Dissolve,  terminate, liquidate,  merge with or
consolidate into another Person.

     (E)  Change  In  Business.   Cease  to  be a  Single-Purpose Entity, or
make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

     (F)  Debt  Cancellation.    Cancel or  otherwise  forgive or release  any
material claim or debt owed to Borrower by any Person, except for adequate consideration or in the ordinary course of Borrower's business.

     (G) Affiliate Transactions. Enter into, or be a party to, any transaction with an Affiliate of Borrower, except (x) for the Management Agreements and (y) in the ordinary course of business and on terms which are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's length transaction with an unrelated third party, and, if the amount to be paid to the Affiliate pursuant to the transaction or series of
related  transactions  is   greater  than  $250,000,   are  fully disclosed to
Lender in advance.

     (H)  Creation   of  Easements.     Create,  or   permit  any Individual
Property or any part thereof to become subject to, any easement, license or
restrictive covenant, other than a Permitted Encumbrance.   Lender agrees that
it will join in and subordinate the  Liens   of  the  Mortgages  to  any
easement, license or restrictive covenant (i) which arises after the date hereof and (ii) that Lender, in Lender's reasonable discretion, deems to constitute a Permitted Encumbrance.

     (I) Misapplication of Funds. Distribute any Rents, Money or Proceeds received from Accounts in violation of the provisions of Section 2.12, fail to deliver any security deposit to Manager for deposit into the Security Deposit Accounts, fail to deposit in the Property Collection Accounts any Rents, Money or Proceeds received by Borrower or Manager from any source other than the Cash Collateral Account or misappropriate any security deposit or portion thereof.

     (J)  Certain Restrictions.   Enter into any agreement  which expressly
restricts  the  ability  of  Borrower  to  enter  into amendments,
modifications   or  waivers  of  any   of  the  Loan Documents.

     (K) Assignment of Licenses and Permits. Assign or transfer any of its interest in any Permits pertaining to any Individual Property, or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to any Individual Property (except for removal of records (i) in the ordinary course of business or (ii) pursuant to court order or Legal Requirements) without Lender's prior written consent, which consent may be granted or refused in Lender's sole discretion.

     (L) Place of Business. Change its chief executive office or its principal place of business without giving Lender at least 30 days' prior written notice thereof and promptly providing Lender such information as Lender may reasonably request in connection therewith.

     (M) Leases. Enter into, amend or cancel Leases, except as permitted by or pursuant to the Mortgages.

     (N)  Admission  of Partners.   Admit any Person as a partner of Borrower,
unless (i) if such Person is admitted as a general partner of Borrower (w) such Person is a Single-Purpose Entity, (x) such Person confirms to Lender in writing the representations and covenants contained in Section 4.1(S) with respect to itself, (y) prior to such Person's admission as a general partner, a non-consolidation opinion in form and substance acceptable to the Rating Agencies is delivered to Lender and the Rating Agencies, and (z) if such admission occurs after the Securitization Closing Date, each Rating Agency confirms in writing that such Person's admission as a general partner will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of Certificates and (ii) if such Person is admitted as a limited partner of Borrower owning in the aggregate 49% or more of the partnership interests in Borrower, (x) prior to such Person's admission as a limited partner, a non-consolidation opinion in form and substance acceptable to the Rating Agencies is delivered to Lender and the Rating Agencies and (y) if such admission occurs after the Securitization Closing Date, each Rating Agency confirms in writing that such Person's admission as a general partner will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of Certificates.


                                  ARTICLE VII

                                    DEFAULTS

     Section 7.1.  Event  of Default.   The occurrence of one  or more  of  the
following  events shall  be  an "Event  of Default" hereunder:

          (i) if on any Payment Date the funds in the Debt Service Payment Sub-Account are insufficient to pay the Required Debt Service Payment due on such Payment Date;

         (ii)  if   Borrower  fails   to   pay  the   outstanding Indebtedness
     on the Maturity Date;

        (iii) if on the date any payment of a Basic Carrying Cost would become due, the funds in the Basic Carrying Costs Sub-Account together
     with any funds in  the Cash Collateral Account   not   allocated   to
     another   Sub-Account   are insufficient to make such payment;

         (iv) the occurrence of the event identified in Section 2.12(f) or 2.12(i) as constituting an "Event of Default";

          (v) if Borrower fails to pay any other amount payable pursuant to this Agreement or any other Loan Document when due and payable in accordance with the provisions hereof or thereof, as the case may be, and such failure continues for 15 days after Lender delivers written notice thereof to Borrower;

         (vi) if any representation or warranty made herein or in any other Loan Document, or in any report, certificate, financial statement or other Instrument, agreement or document furnished by Borrower in connection with this Agreement, the Note or any other Loan Document executed and delivered by Borrower, shall be false in any material respect as of the date such representation or warranty was made;

        (vii) if Borrower or AXI makes an assignment for the benefit of creditors;

       (viii) if a receiver, liquidator or trustee shall be appointed for Borrower or AXI or if Borrower or AXI shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or
     arrangement  pursuant   to federal bankruptcy law, or any similar federal
     or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or AXI or if any proceeding for the dissolution or liquidation of Borrower or AXI shall be instituted; provided, however, that if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or AXI, as the case may be, upon the same not being discharged, stayed or dismissed within 60 days, or if Borrower or AXI shall generally not be paying its debts as they become due;

         (ix)  if   (x)  Borrower   attempts   to  delegate   its obligations
     or assign its rights under this Agreement, any of the other Loan Documents or any interest herein or therein, (y) if AA (or a third party that acquires all of the capital stock of AA or all of the assets of AA) ceases to own, directly or indirectly, 35% of Borrower and to control Borrower or (z) if any provision of Section 6.1(B) or Section 6.1(C) is violated;

          (x)  if  any provision  of  (i) Borrower's  partnership agreement or
     (ii) the certificate of incorporation or the by-laws of AXI, affecting the purpose for which such entity is formed is amended or modified in any material respect which may adversely affect Lender or Servicer, or if Borrower or AXI or any of their partners or stockholders, respectively, fails to perform or enforce the provisions of such
     organizational  documents  or  attempts   to  dissolve Borrower or AXI,
     or if Borrower or AXI  breaches any of its representations,  warranties
     or   covenants  set  forth  in Section 4.1(S) or 6.1(E);

         (xi) if an Event of Default as defined or described in the Note, the Mortgages or any other Loan Document occurs, whether as to Borrower or any Individual Property or all or any portion of the Mortgaged Property;

        (xii) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement, the Note, the Mortgages or the other Loan Documents, for ten days after notice to Borrower from Lender or its successors or assigns, in the case of any Default which can be cured by the payment of a sum of money (other than Events of Default pursuant to clauses (i), (ii), (iii) and (iv) above as to which no grace period is applicable), or for 30 days after notice from Lender or its successors or assigns, in the case of any other Default (unless otherwise provided herein or in such other Loan Document); provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30 day period and provided further that Borrower shall have commenced to cure such Default within such 30 day period and thereafter diligently and expeditiously proceeds to cure the same, such 30 day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, but in no event shall such period exceed 120 days after the original notice from Lender;

       (xiii) if an event or condition specified in Section 5.1(S) shall occur or exist with respect to any Plan or Multiemployer Plan and,
     as  a  result  of  such  event  or condition,  together   with   all
     other   such  events   or conditions, Borrower  or any ERISA Affiliate
     shall incur or in the opinion of Lender shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of Lender, a Material Adverse Effect; or

        (xiv) if the representation made in connection with the Securitization that the Principal Indebtedness does not exceed 125% of the Tax Fair Market Value of the Mortgaged Property shall be false as of the Securitization Closing Date, unless (x) REMIC status of any REMIC formed in connection with the Securitization is maintained or regained due to corrective actions taken by Borrower within any applicable cure period under the Code or otherwise, and (y) Borrower furnishes Lender with an opinion of outside counsel reasonably acceptable to Lender stating that each REMIC Trust is a valid REMIC for federal income tax purposes;

then, upon the occurrence of any such Event of Default and at any time thereafter, Lender or its successors or assigns, may, in addition to any other rights or remedies available to it pursuant to this Agreement, the Note, the Mortgages and the other Loan Documents, or at law or in equity, take such action, without notice or demand, as Lender or its successors or assigns, deems advisable to protect and enforce its rights against Borrower and in and to all or any portion of the Mortgaged Property, including, without limitation, declaring the entire Indebtedness to be immediately due and payable and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and/or
the  Mortgaged   Property,  including, without limitation, all rights or
remedies available at law or in equity.

     Section 7.2.   Remedies.   (a)   Upon the  occurrence of  an Event of
Default, all or any one or more of the rights, powers and other remedies available to Lender against Borrower under this Agreement, the Note, the Mortgages or any of the other Loan Documents executed by or with respect to Borrower, or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any
Individual Property or all  or any portion of the  Mortgaged Property.   Any
such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

     (b) In the event of the foreclosure or other action by Lender to enforce its remedies in connection with one or more of the Individual Properties or all or any portion of the Mortgaged Property, whether such foreclosure sale (or other remedy) yields Net Proceeds in an amount less than, equal to or more than the Allocated Loan Amount of such Individual Property or Mortgaged Property, Lender shall apply all Net Proceeds received to repay the Indebtedness in accordance with Section 2.8, Allocated Loan Amounts shall be adjusted (or not adjusted) in accordance with the definition of "Allocated Loan Amount", the Indebtedness shall be reduced to the extent of such Net Proceeds and the remaining portion of the Indebtedness
shall remain outstanding and secured by  the  Mortgages   and  the  other  Loan
Documents,  it  being understood and agreed by Borrower  that, subject to
Section 8.14, Borrower  is liable for the repayment of all the Indebtedness and
that  any   "excess"  foreclosure   proceeds  are  part   of  the
cross-collateralized and cross-defaulted security granted to Lender pursuant to the Mortgages; provided, however, that the Note shall be deemed to have been accelerated only to the extent of the Net Proceeds actually
received by Lender with  respect to any  Individual   Property  and  applied
in   reduction  of  the Indebtedness  evidenced  by  the  Note  in  accordance with the provisions of the Note, after payment by Borrower of all transaction costs and expenses and costs of enforcement.

     Section 7.3. Remedies Cumulative. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents executed by or with respect to Borrower, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time
and in such order as Lender may determine in  Lender's sole discretion.   No
delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may
be  exercised from time to time and as  often as may be deemed expedient.   A
waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Notwithstanding any other provision of this Agreement, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of a Mortgage on an Individual Property, to the extent necessary to foreclose on other parts of the Mortgaged Property.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     Section  8.1.  Survival.  This  Agreement and all covenants, agreements,
representations and warranties made herein and in the certificates   delivered
pursuant   hereto  shall   survive  the execution and delivery of this
Agreement, the making by Lender of the Loan and the execution and delivery by Borrower to Lender of the Note, and shall continue in full force and effect as long as any portion of the Indebtedness is outstanding and unpaid; provided, however, that upon a prepayment with respect to a particular Individual Property as described in Section 2.7(a) and upon satisfaction of the other conditions set forth in Section 2.11, Borrower shall be released of all liability under this Agreement (other than any liability with respect to environmental matters arising under Section 4.1(P) or 5.1(D) - (I), inclusive, hereof), the Related Mortgage, the applicable Assignment of Lease, and the other Loan Documents insofar as they concern such
Individual Property.   Whenever in this Agreement any  of the  parties hereto
is  referred to,  such reference shall be deemed  to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Note, the Mortgages
and the  other Loan Documents,  and  their   legal  representatives,
successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

     Section  8.2.   Lender's Discretion.   Whenever  pursuant to this
Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

     Section  8.3.   Governing  Law.   (a)   This  Agreement  was negotiated
in New York, and made by Lender and accepted by Borrower in the State of New York, and the proceeds of the Note were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects,
including, without  limitation,   matters  of  construction,   validity  and
performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any
applicable  law of  the United States  of  America.   To the  fullest  extent
permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Note, and this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York
pursuant to Section   5-1401 of  the New York General Obligations Law.

     (b) Any legal suit, action or proceeding against Lender or Borrower arising out of or relating to this Agreement shall be instituted in any
federal  or state court in New York,  New York, pursuant to Section   5-1402 of
the New York General Obligations Law, or in any federal or state court in the jurisdiction in which any Individual Property is located, and Borrower waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Borrower does hereby designate and appoint Steven Gliatta,
Esq.,  Kaye, Scholer,  Fierman, Hays  & Handler, 425  Park Avenue,  New York,
New York    10022, as  its authorized  agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such federal or state court, and agrees that service of process upon said agent at said address (or at such other office as may be designated by Borrower from time to time in accordance with the terms hereof) with a copy to Borrower at c/o Ambassador XI, Inc., 77 West
Wacker  Drive, 40th Floor,  Chicago,  Illinois   60601,  Attention:
President, and written notice of said service of Borrower mailed or delivered to Borrower in the manner provided in Section 8.6 shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding. Borrower (i) shall give prompt notice to Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent (whose office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent is dissolved without leaving a successor.

     Section  8.4.     Modification,  Waiver  in   Writing.    No modification,
amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note or any other Loan Document, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

     Section 8.5. Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note, or of any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other
right,  power, remedy  or privilege.   In particular, and not  by way of
limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 8.6. Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed if to Lender at its address set forth on the first page hereof, Attention: Sheryl McAfee, if to Servicer at AMRESCO Management, Inc., 235 Peachtree, N.E., Suite 900, Atlanta, Georgia 30303, Attention: John Benson, and if to Borrower c/o Ambassador XI, Inc. at Borrower's address set forth on the first page hereof, Attention: President, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 8.6. A copy of all notices, consents, approvals and requests directed to Lender shall be delivered to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, Attention:
Barbara J. Briggs and copies of all notices, consents, approvals and requests directed to Borrower (other than statements setting forth the monthly amount  payable  under  the  Note)  shall be delivered to  Ballard Spahr
Andrews & Ingersoll, 300 East Lombard Street,   Suite  1900,  Baltimore,
Maryland  21202,  Attention: Douglas  M. Fox, and Kirkland  & Ellis, 200  East
Randolph Drive, Chicago,  Illinois 60601,  Attention:   Jeffrey  S. O'Connor.
A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a
Business  Day.    A  party receiving  a notice  which  does not  comply  with the technical requirements for notice under this Section 8.6 may elect to waive any deficiencies and treat the notice as having been properly given.

     SECTION  8.7.   TRIAL  BY JURY.    BORROWER, TO  THE FULLEST EXTENT THAT
IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY EITHER PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF BORROWER'S KNOWING, VOLUNTARY AND BARGAINED AGREEMENT IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     Section 8.8. Headings. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section  8.9.  Assignment.   Lender shall have  the right to sell,
transfer, assign or securitize this Agreement and/or any of the other Loan Documents and the obligations hereunder or thereunder to any Person. The parties hereto acknowledge that Lender expects to sell, transfer and assign this Agreement, the Note, the Mortgages and the other Loan Documents to
Trustee in connection  with a  Securitization.   All references  to "Lender"
hereunder shall be deemed to include the assigns of Lender and the parties hereto acknowledge that actions taken by Lender hereunder may be taken (x) by Servicer on Lender's behalf (to the extent provided in the Interim Servicing Agreement) or (y) after the Securitization Closing Date, by Servicer, on behalf of Trustee, pursuant to any pooling and servicing agreement executed in connection with the Securitization. Following the assignment of this Agreement, the Note, the Mortgages and the other Loan
Documents  by  Nomura  Asset   Capital  Corporation  ("NACC")  in connection
with the Securitization, in addition to providing notices to Lender's assignee in accordance with instruments received from such assignee, Borrower shall continue to send copies of all notices and other communications (including, without limitation, reports under Section 5.1(Q)) to NACC at the address set forth in Section 8.6 or to such other address as
may be  designated by NACC pursuant  to Section 8.6.   Borrower shall not be
entitled to assign its rights hereunder.

     Section  8.10.    Severability.    Wherever  possible,  each provision of
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 8.11. Preferences. Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by
Borrower to any portion of the obligations of Borrower hereunder.   To the
extent Borrower makes a payment or payments to Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

     Section  8.12.   Waiver of  Notice.   Borrower shall  not be entitled to
any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal

Requirements, permitted to waive the giving of notice.   Borrower hereby
expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to Borrower.

     Section 8.13. Remedies of Borrower. In the event that a claim or adjudication is made that Lender or its agents, including, without limitation, Servicer, has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Note, the Mortgages or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither
Lender  nor  its agents,  including, without  limitation, Servicer,  shall   be
liable  for  any   monetary  damages,  and Borrower's sole remedies shall be
limited to commencing an action seeking injunctive  relief or declaratory
judgment.   The parties hereto agree that any action  or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

     Section 8.14. Exculpation. Notwithstanding anything herein or in any other Loan Document to the contrary, except as otherwise set forth in this Section 8.14 to the contrary, Lender shall not enforce the liability and obligation of Borrower (or of Borrower's partners, if and to the extent
such liability  or obligation  exists   or  arises)  to  perform   and  observe
the obligations contained in this Agreement, the Note, the Mortgages or any of the other Loan Documents executed and delivered by Borrower by any action or proceeding wherein a money judgment shall be sought against Borrower or its partners, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding (including, without limitation, to obtain a deficiency judgment) against Borrower solely for the purpose of enabling Lender to realize upon (i) Borrower's interest in the Mortgaged Property, (ii) the Rents and Accounts arising from the Individual Properties to the extent received by Borrower or a Manager after the occurrence of an Event of Default and not deposited in the applicable Property Collection Account pursuant to Section 2.12(a) (all such Rents and Accounts, the "Recourse Distributions") and
(iii) any other collateral  given to Lender  under the Loan  Documents ((i),
(ii) and (iii), collectively, the "Default Collateral"); provided, however, that any judgment in any such action or proceeding shall be enforceable
against Borrower only  to the extent  of any such Default Collateral.   The
provisions of this Section 8.14 shall not, however, (a) impair the validity of the Indebtedness evidenced by the Note or in any way affect or impair the Liens of the Mortgages or any of the other Loan Documents or the right of Lender to foreclose the Mortgages following an Event of Default;

(b) impair  the  right of  Lender  to name  Borrower  as a  party defendant in
any action or suit for judicial foreclosure and sale under  any  of   the
Mortgages;  (c)  affect   the  validity  or enforceability  of  the Note,  the
Mortgages or  the  other Loan Documents;  (d)  impair  the  right  of  Lender
to   obtain  the appointment  of a  receiver; (e)  impair  the enforcement  of the Assignments of Leases, the Assignments of Agreements or the Manager's Subordinations (subject to the nonrecourse provisions thereof); (f) impair the right of Lender to bring suit for actual damages, losses and costs resulting from fraud or intentional misrepresentation by Borrower or any other Person in connection with this Agreement, the Note, the Mortgages or the other Loan Documents; (g) impair the right of Lender to obtain the
Recourse Distributions   received   by   Borrower,    including,   without
limitation, the right to proceed against Borrower's partners to the extent any Recourse Distributions have actually theretofore been distributed to Borrower's partners; (h) impair the right of Lender to bring suit with respect to Borrower's misappropriation of security deposits or Rents collected more than one month in advance; (i) impair the right of Lender to obtain Insurance Proceeds or Condemnation Proceeds due to Lender pursuant to the Mortgages; (j) impair the right of Lender to enforce the provisions  of  Section 4.1(P)  or  5.1(D)-(I)  or the  Indemnity Agreement
even after  repayment in full of the  Indebtedness; (k) prevent  or  in   any
way hinder Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the Collateral as provided in the Loan Documents; (l) impair the right of Lender to bring suit with respect to any misapplication of any funds; or (m) impair the right of Lender to sue for, seek or demand a deficiency judgment against Borrower solely for the purpose of foreclosing the Mortgaged Property or any part thereof, or realizing upon the Default Collateral; provided, however, that any such deficiency judgment referred to in this clause (m) shall be enforceable against Borrower only to the extent of any of the Default Collateral. The provisions of this Section 8.14 shall be inapplicable to Borrower if any petition for bankruptcy, reorganization or arrangement pursuant to federal or state law shall be filed by, consented to or acquiesced in by or with respect to Borrower, or if Borrower shall institute any proceeding for the dissolution or liquidation of itself, or if Borrower shall make an assignment for the benefit of creditors, in which event Lender shall have recourse against all of the assets of Borrower and the interests in Borrower owned by, and the Recourse Distributions received by, Borrower's partners (but excluding all other assets of Borrower's partners). Notwithstanding the foregoing, in the event an Individual Property is released from the lien created by the Related Mortgage, Borrower shall be released in all respects from any further liability with respect to the Loan other than any further liability for certain kinds of environmental matters arising under Section 4.1(P) or 5.1(D) - (I) as the same applies to such Individual Property.

     Section 8.15.   Exhibits Incorporated.   The information set forth on the
cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section  8.16.   Offsets, Counterclaims  and Defenses.   Any assignee of
Lender's interest in and to this Agreement, the Note, the Mortgages and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement, the Note, the Mortgages and the other Loan Documents which Borrower may otherwise have against any assignor of this Agreement, the Note, the Mortgages and the other Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Agreement, the Note, the Mortgages and other Loan
Documents  and any  such right  to   interpose  or  assert  any   such
unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

     Section 8.17. No Joint Venture or Partnership. Borrower and Lender intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

     Section 8.18. Waiver of Marshalling of Assets Defense. To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower and Persons with interests in Borrower, and of the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Individual Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender or Deed of Trust Trustee to the payment of the Indebtedness out of the Net Proceeds of the Individual Property in preference to every other claimant whatsoever.

     Section  8.19.   Waiver  of Counterclaim.   Borrower  hereby waives the
right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including, without limitation, Servicer.

     Section 8.20. Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the Note, the Mortgages or any of the other Loan Documents, the provisions of
this Agreement  shall prevail.   The  parties hereto  acknowledge that they
were   represented  by  counsel  in   connection  with  the negotiation  and
drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 8.21.  Brokers and Financial Advisors.  Borrower and Lender
hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement except for Nomura Securities International, Inc. (the "Finder"). Borrower agrees to pay all amounts required to be paid to the Finder pursuant to that certain engagement
letter dated March 5, 1997,  between Borrower and the Finder.   Borrower and
Lender hereby  agree to  indemnify and  hold each  other and Servicer  harmless
from  and     against  any  and  all  claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person (other than the Finder) that such Person acted on behalf of the indemnifying party  in connection  with  the  transactions  contemplated
herein.    The provisions of this Section 8.21 shall  survive the expiration
and termination  of   this  Agreement   and  the  repayment   of  the
Indebtedness.

     Section 8.22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 8.23.   Estoppel Certificates.   Borrower and Lender each hereby
agree at any time and from time to time upon not less than 15 days prior written notice by Borrower or Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition
precedent  to  Lender's  obligation   to  deliver  the  statement pursuant to
this Section 8.23, that Lender shall have received, together with Borrower's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

     Section 8.24. Payment of Expenses. Borrower shall, whether or not the Transactions are consummated, pay all of the following Transaction Costs on
demand:   (a) reasonable out-of-pocket costs and expenses  of Lender in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of Lender's Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches and  filing and  recording fees,  third  party due diligence
expenses,  accounting   firm  fees,   costs  of   the Environmental  Reports
(and  an  environmental  consultant), the Engineering   Reports   and  the
market  studies),   (iii)  the negotiation,   preparation,  execution   and
delivery  of   any amendment,  waiver  or  consent  relating  to  any  of  the
Loan Documents,  and  (iv)  the   preservation  of  rights  under  and
enforcement  of   the  Loan  Documents  and   the  documents  and instruments
referred  to therein, including any  restructuring or rescheduling  of  the
Indebtedness, (b) the reasonable fees, expenses and disbursements of counsel to Lender in connection with all of the foregoing, and (c) in connection with the Securitization only, reasonable fees, expenses and disbursements of counsel to Servicer and to Trustee in connection with their review of the Loan Documents and any de minimis expenses of Servicer and
Trustee.    Transaction Costs  (inclusive  of  the foregoing)  relating to  the
Securitization are  subject to  the limitation set forth in Section 2.15.

     Section 8.25. Bankruptcy Waiver. Borrower hereby agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under Title 11 of the U.S. Code, as amended, (iii) file
or be the subject of any petition seeking any reorganization,    arrangement,
composition,    readjustment, liquidation, dissolution  or similar relief under any present or law  relating  to  bankruptcy,  insolvency  or  other  relief of debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a
petition  filed  against  such   party  for  any  reorganization, arrangement,
composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, the automatic stay provided by the Federal Bankruptcy Code shall be modified and annulled as to Lender, so as to permit Lender to exercise any and all of its remedies, upon request of Lender made on notice to Borrower and any other party in interest but without the
need  of further  proof  or hearing.    Neither Borrower  nor  any  Affiliate
of  Borrower  shall  contest  the enforceability of this Section 8.25.

     Section 8.26.  Indemnification.   Borrower shall  indemnify, defend  and
hold  harmless  Lender, and  each  of its  directors, officers,  employees,
attorneys,   agents  (including,   without limitation, Servicer), successors
and assigns (the  "Indemnified Parties"),  from and  against all  damages,
liabilities,  claims, actions,   penalties  and  fines   (collectively  and
severally, "Losses") which may be imposed upon, asserted against or incurred or paid by any of them resulting from the claims of any third party relating to or arising out of (i) the Mortgaged Property or any of the Loan Documents,
(ii) any act performed or omitted to be performed by any Indemnified Party under any of the Loan Documents or (iii) any transaction arising out of or in any way connected with the Mortgaged Property or any of the Loan
Documents, except for Losses caused by (x) the gross negligence or willful misconduct of any Indemnified Party or (y) actions taken or omitted to be taken by any Indemnified Party after such Indemnified Party acquires title to the Mortgaged Property through foreclosure, deed in lieu of foreclosure or otherwise, and reimburse each Indemnified Party for any expenses (including the reasonable attorneys' fees and disbursements) reasonably incurred in
connection with the investigation of, preparation for or  defense  of   any
actual  or  threatened  claim,  action  or proceeding  arising  therefrom
(including  any  such   costs  of responding  to discovery  requests or
subpoenas), regardless of whether Lender or such other Indemnified Party is a party thereto. It shall be Borrower's burden to prove that any Loss is caused by the gross negligence, willful misconduct or actions or failure to
act of  an Indemnified  Party.   The indemnification provided  by Borrower  in
this  Section 8.26  is not  intended to cover   the  matters   covered  by
Borrower's indemnifications described in Section 2.15 or Section 5.1(I) and shall not in any way alter, increase or decrease the Borrower's indemnification obligations pursuant to Section 2.15 or Section 5.1(I).
With reference to the provisions set forth above in this Section 8.26 for payment by Borrower of reasonable attorneys' fees incurred by the Indemnified Parties in any action or claim brought by a third party, Borrower shall diligently defend such Indemnified Party and diligently conduct such defense, and, provided Borrower demonstrates to the reasonable satisfaction of the applicable Indemnified Party its ability to pay for any settlement amount agreed to by Borrower, Borrower may settle any such action or claim or consent to an entry of any judgment related thereto without the prior written consent of any Indemnified Party to the extent such judgment or claim is for the payment of money. If the Indemnified Party desires to engage separate counsel, it may do so at its own expense; provided, however, that such limitation on the obligation of Borrower to pay the fees of separate counsel for such Indemnified Party shall not apply if such Indemnified Party has retained such separate counsel because of a reasonable belief (based upon reasonable inquiry) that Borrower is not diligently defending it and/or not diligently conducting
the defense  and so  notifies  Borrower.    The  Loan  shall  not  be
considered to have been paid in full unless all obligations of Borrower under this Section 8.26 shall have been fully performed (except for contingent indemnification obligations for  which no claim has actually been
made pursuant to this Agreement).   This Section 8.26 shall survive repayment
in full of the Loan.

     Section 8.27.   Entire Agreement.   This Agreement, together with  the
Exhibits and Schedules hereto and the other Loan Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement, the Exhibits and Schedules hereto and the other Loan Documents.

     Section 8.28.  Cross Collateralization.   Without limitation of any other
right or remedy provided to Lender in this Agreement or any of the other Loan Documents, Borrower covenants and agrees that upon the occurrence of an Event of Default, (i) Lender shall have the right to pursue all of its rights and
remedies in one proceeding,  or   separately   and  independently   in
separate proceedings which it, as Lender, in its sole and absolute discretion, shall determine from time to time, (ii) Lender is not required to either marshall assets, sell Collateral in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against any Collateral will not impede Lender from subsequently or simultaneously exercising remedies against any other Collateral, (iv) all Liens and other rights, remedies and privileges provided to Lender in this Agreement and in the other Loan Documents or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral and all Collateral has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Loan and (v) the Individual Properties shall be security for the performance of all obligations hereunder and under the other Loan Documents.

     Section 8.29.   Confidentiality.   Borrower shall  keep, and shall cause
its Affiliates, partners, employees, legal counsel and other advisors to keep, the terms of this Agreement, the Loan and the other Loan Documents strictly confidential and will not, directly or indirectly, disclose such terms without Lender's prior written consent, unless required to make such disclosure by law or in connection with AA's public reporting requirements, if such material would customarily be disclosed in connection with such public
reporting.   Borrower shall  endeavor to deliver  all press releases relating to the terms of this Agreement, the Loan, the other Loan Documents and the Manager's Subordinations to Lender for its review at least 24 hours prior to releasing such items.

     Section  8.30.   Defeasance.   (a)    In the  event Borrower exercises
its option to defease the Loan pursuant to Section 2.6 or is obligated to make a mandatory defeasance pursuant to Section 2.7(a), Borrower shall defease the Loan in compliance with the following conditions precedent:

          (i) the delivery by Borrower of not less than 30 days' prior written notice to Lender specifying a regularly scheduled Payment Date (the "Defeasance Date") on which the Defeasance Deposit is to be made and the principal amount to be defeased;

         (ii) the payment to Lender of all scheduled interest and principal payments due and unpaid on the Defeasance Date;

        (iii)  with respect to  defeasance of the  Loan in whole pursuant to
     Section 2.6 only, the payment to Lender of all other sums due under the Note, the Mortgages and the other Loan Documents;

         (iv) with respect to defeasance of the Loan pursuant to Section 2.7(a) only, payment of all other amounts due under the Related Mortgage;

          (v) the payment to Lender of the Defeasance Deposit on the Defeasance Date;

         (vi)  the delivery to Lender of:

               (A) a security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased on behalf of Borrower with the Defeasance Deposit in accordance with this provision of this Section 8.30 (the "Security Agreement");

               (B) with respect to defeasance of the Loan in whole pursuant to Section 2.6 only, releases for each of the Individual Properties from the Liens of the Related Mortgages, the
          Assignments  of  Leases,  the Assignments   of   Agreements   and
          UCC-1   financing statements   (for   execution  by   Lender)   in
          forms appropriate   for  the   jurisdiction  in   which  each
          Individual Property is located;

               (C)    with  respect  to defeasance  of  the  Loan pursuant to
          Section 2.7(a) only, the releases described in Section  2.11(a) (for
          execution by  Lender) in forms appropriate   for  the   jurisdiction
          in  which   the applicable Individual Property is located;

               (D) an Officer's Certificate certifying that the requirements set forth in this Section 8.30 have been satisfied;

               (E) an opinion of counsel for Borrower in form reasonably satisfactory to Lender stating, among other things, that Lender has
          a  perfected security interest in  the   Defeasance  Deposit  and  a
          first priority perfected security interest in the U.S. Obligations purchased by Lender on behalf of Borrower; and

               (F)  such   other   certificates,   documents   or instruments
          as   Lender   may   reasonably   request, including,  without
          limitation, an opinion of counsel for Borrower in form reasonably satisfactory to Lender stating that such defeasance shall not affect the REMIC status of the REMIC Trust, and any other certificates,
          documents   or   instruments  reasonably   required  in connection
          with a Securitization; and

          (vii) Lender shall have received confirmation in writing from the applicable Rating Agencies that such defeasance will not result in a qualification, withdrawal or downgrading of the ratings in effect immediately prior to such defeasance for any of the Certificates which
     are then outstanding,   provided,  however,  the   delivery  of  such
     confirmation by the applicable Rating Agencies shall be conditioned only upon the satisfaction of the conditions precedent for a defeasance as set forth in clauses (i) through (vi), as applicable.

          In connection with the conditions set forth above, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide Scheduled Defeasance

     Payments, and  Lender shall  upon receipt of  the Defeasance Deposit
     purchase such  U.S. Obligations on behalf of Borrower.   Borrower,
     pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S.
     Obligations  shall be made  directly   to  Lender  and  applied   to
     satisfy  the obligations of Borrower under the Note.

          (b)  With respect  to defeasance  of the Loan  in whole pursuant   to
     Section   2.6,  upon   compliance  with   the requirements  of Section
     8.30(a), (i) the Mortgaged Property shall  be released  from  the liens of  the Mortgages,  the Assignments of Leases, the Assignments of
     Agreements and the UCC-1  financing  statements  and  (ii)  the   pledged
     U.S. Obligations shall be the sole source of collateral securing the Note. With respect to a defeasance to prepay the Loan pursuant to
     Section 2.7(a), upon compliance with the requirements of Section 8.30(a) the applicable Individual Property or Properties shall be released pursuant to Section 2.11(a).

          (c) Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligation required by Section
     8.30(a)  or  to  satisfy  the  other requirements   of  Section  8.30(a)
     shall  be  remitted  to Borrower.

          (d) Borrower shall have the right to assign to Lender (or, at Lender's option, to Lender's designee or nominee) and Lender (or such designee or nominee) shall have the obligation to assume, the obligations under the Loan Documents relating to the principal amount so defeased.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                       LENDER:

                                       NOMURA ASSET CAPITAL CORPORATION,
                                         a Delaware corporation


                                       By:   John M. Burke
                                           ----------------------------------
                                            Name:  John M. Burke
                                            Title:  Vice President

                                       BORROWER:

                                       AMBASSADOR XI, L.P.,
                                         a Delaware limited partnership

                                       By:  AMBASSADOR XI, Inc.,
                                              a Delaware corporation, its
                                              General Partner


                                            By:    Adam D. Peterson
                                                -----------------------------
                                                  Name: Adam D. Peterson
                                                  Title: Exective Vice President

                                  Exhibit A

           ALLOCATED LOAN AMOUNTS AND DEBT SERVICE COVERAGE RATIOS

                                   Allocated             Debt Service
Individual Property               Loan Amount           Coverage Ratios
-------------------               -----------           ---------------

Country Club West Apartments
Greeley, Colorado                  $11,400,000               1.40

Courtney Park Apartments
Fort Collins, Colorado             $10,100,000               1.40

                        TOTAL:     $21,500,000


               The  Debt Service  Coverage Ratio  for the
               Individual Properties (considered as a whole) as of the Closing Date is 1.40.